         As filed with the Securities and Exchange Commission on August 29, 2003
                                              Securities Act File No. 333-105372
                                      Investment Company Act File No.  811-21353

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

        [ ]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
        [X]   Pre-Effective Amendment No. 1
        [ ]   Post-Effective Amendment No. ____

                                     and/or

        [ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
        [X]   Amendment No. 1

                              ---------------------

                           SEI OPPORTUNITY FUND, L.P.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (610) 676-1114

                             Todd B. Cipperman, Esq.
                   c/o SEI Investments Management Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Bryan Chegwidden, Esq.
                                Ropes & Gray LLP
                              45 Rockefeller Plaza
                          New York, New York 10111-0087

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933

                                     PROPOSED MAXIMUM
    TITLE OF SECURITIES BEING       AGGREGATE OFFERING       AMOUNT OF REGISTRATION
           REGISTERED                    PRICE(1)                    FEE(2)
-----------------------------------------------------------------------------------
Limited Partnership Interests           $100,000,000                 $8,090

-----------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2)   Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

================================================================================

                           SEI OPPORTUNITY FUND, L.P.

                              CROSS REFERENCE SHEET
                                  PARTS A AND B

ITEM NO.       REGISTRATION STATEMENT CAPTION   CAPTION IN PART A OR PART B
1.             Outside Front Cover              Outside Front Cover

2.             Inside Front and Outside Back    Inside Front and Outside Back
               Cover Page                       Cover
                                                Page

3.             Fee Table and Synopsis           Summary of Terms; Summary of Fees
                                                and Expenses; Management

4.             Financial Highlights             Not Applicable

5.             Plan of Distribution             Subscription for Interests

6.             Selling Shareholders             Not Applicable

7.             Use of Proceeds                  Use of Proceeds

8.             General Description of the       Outside Front Cover Page; Summary
               Registrant                       of Terms; Investment Objective and
                                                Strategies; General Information;
                                                Summary of the Partnership
                                                Agreement

9.             Management                       Management

10.            Capital Stock, Long-Term Debt,   Capital Accounts and Allocations;
               and Other Securities             Tax Considerations; General
                                                Information

11.            Defaults and Arrears on Senior   Not Applicable
               Securities

12.            Legal Proceedings                General Information

13.            Table of Contents of the         Table of Contents of the SAI
               Statement of Additional
               Information

14.             Cover Page                      Cover Page

15.             Table of Contents               Table of Contents

16.             General Information and         Not Applicable
                History

17.             Investment Objective and        Additional Investment Policies;
                Policies                        Fundamental Investment Policies;
                                                Additional Information on
                                                Investment Techniques of Hedge
                                                Funds and Related Risks

18.             Management                      Management

19.             Control Persons and Principal   Control Persons and Principal
                Holders of Securities           Holders of Securities

20.             Investment Advisory and Other   Investment Advisory and Other
                Services                        Services

21.             Brokerage Allocation and        Brokerage Allocation and Other
                Other Practices                 Practices

22.             Tax Status                      Tax Status

23.             Financial Statements            Financial Statements

                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED AUGUST 29, 2003

                           SEI OPPORTUNITY FUND, L.P.
                          LIMITED PARTNERSHIP INTERESTS

                                   PROSPECTUS

                                [_________], 2003

                     SEI INVESTMENTS MANAGEMENT CORPORATION
                               INVESTMENT ADVISER

                PACIFIC ALTERNATIVE ASSET MANAGEMENT COMPANY, LLC
                             INVESTMENT SUB-ADVISER

SEI Opportunity Fund, L.P. (the "Fund") is a recently formed Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective will be to seek to achieve an attractive risk-adjusted return with moderate volatility and moderate directional market exposure over a full market cycle. The Fund intends to pursue its investment objective by investing substantially all of its assets in SEI Opportunity Master Fund, L.P. (the "Master Fund"), a Delaware limited partnership registered under the 1940 Act as a closed-end management investment company with the same investment objective as the Fund. The Master Fund in turn intends to invest its assets in various private investment funds ("Hedge Funds"). THE HEDGE FUNDS IN WHICH THE MASTER FUND INVESTS ARE SUBJECT TO A HIGH DEGREE OF RISK. SEE "RISK FACTORS -- INVESTMENT RISKS."

This Prospectus applies to the offering of limited partnership interests ("Interests") in the Fund. The Interests will be offered during an initial public offering period at the offering price, which is net asset value, and in a continuous offering thereafter at net asset value, as described herein.

The Fund has registered $100,000,000 in Interests for sale under the registration statement to which this Prospectus relates. No person who is admitted as a limited partner of the Fund (an "Investor") will have the right to require the Fund to redeem any Interests.

IF YOU PURCHASE INTERESTS IN THE FUND, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF THE FUND (AS AMENDED FROM TIME TO TIME, THE "PARTNERSHIP AGREEMENT"). A COPY OF THE PARTNERSHIP AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY "ELIGIBLE PERSONS" AS DEFINED HEREIN. SEE "SUBSCRIPTION FOR INTERESTS -- INVESTOR ELIGIBILITY."

THE INTERESTS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE INTERESTS WILL DEVELOP. THE INTERESTS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE PARTNERSHIP AGREEMENT OF THE FUND. ALTHOUGH THE FUND MAY OFFER TO REPURCHASE INTERESTS (OR A PORTION THEREOF) FROM TIME TO TIME, INTERESTS (OR A PORTION THEREOF) WILL NOT BE REDEEMABLE AT AN INVESTOR'S OPTION. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER INTERESTS. SEE "RISK FACTORS -- GENERAL CONSIDERATIONS -- NO MARKET FOR INTERESTS; LIMITED LIQUIDITY" AND "RISK FACTORS -- GENERAL CONSIDERATIONS -- REPURCHASE OFFERS; IN-KIND DISTRIBUTIONS." THE INTERESTS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ("SAI"), dated [_____], 2003, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI without charge by writing to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456; or by calling 1-800-DIAL-SEI. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [____] of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PROCEEDS TO(1)
            PRICE TO PUBLIC                  SALES LOAD               REGISTRANT
TOTAL        $100,000,000                        N/A

(1) THE FUND ESTIMATES THAT THE EXPENSES OF ISSUANCE AND DISTRIBUTION WILL EQUAL _____.

SEI INVESTMENTS DISTRIBUTION CO. (THE "DISTRIBUTOR") ACTS AS THE DISTRIBUTOR OF THE INTERESTS ON A BEST EFFORTS BASIS, SUBJECT TO VARIOUS CONDITIONS. THE INITIAL OFFERING IS SCHEDULED TO TERMINATE ON DECEMBER 1, 2003, OR SUCH EARLIER OR LATER DATE AS THE FUND'S BOARD OF

DIRECTORS MAY DETERMINE. THERE IS NO MINIMUM AGGREGATE AMOUNT OF INTERESTS REQUIRED TO BE PURCHASED IN THE INITIAL OFFERING, ALTHOUGH INDIVIDUAL INVESTORS ARE SUBJECT TO A MINIMUM INITIAL INVESTMENT REQUIREMENT OF $25,000. AMOUNTS RECEIVED FROM POTENTIAL INVESTORS IN THE FUND WILL BE HELD IN AN INTEREST-BEARING ESCROW ACCOUNT PENDING THE ADMISSION OF SUCH INVESTORS TO THE FUND. FOR INFORMATION CONCERNING THE ALLOCATION OF THE ORGANIZATIONAL EXPENSES OF THE FUND, SEE "CAPITAL ACCOUNTS AND ALLOCATIONS -- ORGANIZATIONAL EXPENSES."

THE INTERESTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX, OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL, OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.

The date of this Prospectus is [_______], 2003.

                           SEI OPPORTUNITY FUND, L.P.

                               TABLE OF CONTENTS

SUMMARY OF TERMS.............................................................1

SUMMARY OF FEES AND EXPENSES................................................10

USE OF PROCEEDS.............................................................11

INVESTMENT OBJECTIVE AND STRATEGIES.........................................11

RISK FACTORS................................................................17

MANAGEMENT..................................................................35

SUBSCRIPTION FOR INTERESTS..................................................39

CAPITAL ACCOUNTS AND ALLOCATIONS............................................41

DETERMINATION OF NET ASSET VALUE............................................42

REPURCHASES AND TRANSFERS OF INTERESTS......................................46

VOTING......................................................................51

PORTFOLIO TRANSACTIONS......................................................51

TAX CONSIDERATIONS..........................................................53

CERTAIN ERISA CONSIDERATIONS................................................61

GENERAL INFORMATION.........................................................63

SUMMARY OF THE PARTNERSHIP AGREEMENT........................................64

TABLE OF CONTENTS OF THE SAI................................................68

APPENDIX A - PARTNERSHIP AGREEMENT.........................................A-1

                                SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund's SAI and the terms and conditions of the Partnership Agreement, each of which should be retained by any prospective investor.

THE FUND:                     SEI Opportunity Fund, L.P., a Delaware limited
                              partnership, which intends to invest substantially all of its assets in the Master Fund.

THE MASTER FUND:              SEI Opportunity Master Fund, L.P., a Delaware
                              limited partnership, which has the same investment objective as the Fund. The Master Fund may also have other investors from time to time.

INVESTMENT OBJECTIVE:         The Fund's objective is to seek to achieve an
                              attractive risk-adjusted return with moderate volatility and moderate directional market exposure over a full market cycle. "Directional market exposure" refers to the degree to which the Fund's performance correlates either with the performance of the public securities market or with the inverse of the performance of the public securities market. Through investments in various private investment funds ("Hedge Funds"), the Fund intends to attempt to reduce its directional market exposure. There can be no assurance that the Fund will achieve its objective.

INVESTMENT APPROACH;
HIGH DEGREE OF RISK:          The Fund is a "fund of funds" that, through its
                              investment in the Master Fund, provides a means for investors to participate in investments in various Hedge Funds, many of which will pursue
                              "hedged" investment strategies. The Fund offers investors the following potential advantages: the spreading of risk across a number of investment strategies, Hedge Fund managers, Hedge Funds, and markets; professional selection and evaluation of Hedge Funds and Hedge Fund managers; the ability to invest with Hedge Fund managers who require a minimum account size that is higher than most individual investors would be willing or able to commit to; limited liability; and administrative convenience. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

RISK FACTORS:                 The purchase of Interests in the Fund involves a
                              number of significant risks, including: the lack of operating history of the Fund and Master Fund;
                              the lack of a secondary market for Interests, and significant limits on liquidity of the Interests;
                              the potential for in-kind distributions of Fund assets to Investors; the total reliance of Investors on the Adviser and the Sub-Adviser to manage the Fund and the Master Fund; the risk that the Fund will fail to achieve its investment objective; the risk that the Fund will be adversely affected by general economic and market conditions or highly volatile markets; the risk of failure of one or more strategies employed by Hedge Fund Managers; investment risks arising from certain types of Hedge Fund investments, including illiquid investments, equity securities, fixed-income securities, and non-U.S. investments;
                              risks arising from certain Hedge Fund investment instruments and techniques, including derivatives, hedging transactions, use of leverage, and short selling; risks from investing indirectly in Hedge
                              Funds; high turnover within Hedge Funds; the lack of operating history of certain Hedge Funds;
                              litigation risk; enforcement risks; concentration of investments; lack of control over Hedge Funds;
                              rights arising from multi-tiered investments;
                              risks relating to valuations by Hedge Fund
                              Managers; and conflicts of interest involving the Fund and the Master Fund, the Adviser and Sub-Adviser, and the Hedge Funds. See "Risk
                              Factors."

ADVISER: SEI Investments Management Corporation (the "Adviser"), a Delaware corporation and registered investment adviser, serves as the investment adviser for the Fund and the Master Fund. The Adviser is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to investment advisory agreements between the Adviser and each of the Fund and the Master Fund (the "Investment Advisory Agreements"), the Adviser will oversee the investment advisory services provided to the Fund and the Master Fund. For more information on the Adviser, see "Management -- Adviser" in this Prospectus and "Investment Advisory and Other Services -- Adviser and Sub-Adviser" in the Statement of Additional Information.

SUB-ADVISER:                  Pacific Alternative Asset Management Company, LLC,
                              a California limited liability company (the
                              "Sub-Adviser"), serves as sub-adviser to the Fund and the Master Fund. The Sub-Adviser is located at 2030 Main Street, Suite 500,

                              Irvine, California 92614. Pursuant to investment sub-advisory agreements between the Sub-Adviser and the Adviser in respect of the Fund and the Master Fund (the Sub-Advisory Agreements"), the Sub-Adviser will be responsible for the day-to-day investment management of the Fund and the Master Fund with respect to Hedge Fund investments, under the supervision of the Adviser and the Boards of Directors of the Fund and the Master Fund (the "Boards"). The Sub-Adviser will be compensated for its services directly by the Adviser, and will not receive any fee or other compensation from the Fund or the Master Fund. For more information regarding the Sub-Adviser, see "Management -- Sub-Adviser" in this Prospectus and "Investment Advisory and Other Services -- Adviser and Sub-Adviser" in the Statement of Additional Information.

INVESTOR ELIGIBILITY:         Interests in the Fund will be sold only to persons
                              who qualify as (i) "accredited investors," as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and
                              (ii) "qualified clients," as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Such persons are referred to in this Prospectus as "Eligible
                              Persons." For more information regarding investors, see "Subscription for Interests --
                              Eligible Persons."

SUBSCRIPTION FOR INTERESTS;
MINIMUM INVESTMENT:           The minimum initial investment in the Fund by an
                              investor is $25,000. Interests are being offered during an initial public offering period that is scheduled to terminate on or about December 1, 2003, or such earlier or later date as the Fund's
                              Board may determine. Interests will be offered during the initial public offering period at net asset value.

                              Subscriptions for Interests will not be accepted until the Fund's registration statement is declared effective. Each prospective investor is required to complete and return the subscription documents, in which the investor must certify, among other things, that he or she is an "Eligible Person" and meets other requirements for investment. In order for a subscription to be accepted, the Distributor generally must receive the executed subscription documents at least 10 Business Days prior to the date Interests are to be issued (a "Business Day" shall mean any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion). For more information regarding minimum investments, see "Subscription for Interests -- The Offering."

SUBSEQUENT CLOSINGS:          The Fund, in the discretion of the Fund's Board,
                              may sell Interests to new investors and may allow existing Investors to purchase additional
                              Interests in the Fund on such days as are determined by the Fund's Board in its sole discretion, which shall generally include the first Business Day of each fiscal period (a fiscal period will typically begin on the day following the last Business Day of each month). The minimum amount for any additional purchases of Interests is $5,000. However, the Fund's Board reserves the right to waive this requirement in its sole discretion. For more information regarding subsequent closings, see "Subscription for
                              Interests -- The Offering."

PLACEMENT AGENTS:             The Fund may enter into agreements with placement
                              agents to solicit investors for the Fund at no additional cost to the Fund. Any Investor who is admitted to the Fund will be responsible for any fees, commissions or other compensation payable to such placement agents as a result of such Investor's subscription for Interests in the Fund, unless the Adviser agrees to bear any such compensation in its sole discretion. The expense table in the section entitled "Summary of Fees and Expenses" does not reflect any fees or other compensation paid to placement agents. For more information regarding placement agents, see
                              "Subscription for Interests -- Placement Fees."

TERM: The Fund will continue indefinitely until the Fund's Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is wound up pursuant to the terms of the Partnership Agreement.

ALLOCATIONS:                  As of the last day of each fiscal period, the Fund
                              shall allocate net profits or losses for that fiscal period to the capital accounts of all Investors, in proportion to their respective opening capital account balances for such fiscal period (after taking into account any capital contributions deemed to be made as of the first day of such fiscal period). For more information regarding allocations, see "Capital Accounts and Allocations."

DISTRIBUTIONS:                The Fund does not intend to make any distributions
                              to its Investors but may do so in the sole discretion of the Fund's Board.

ADVISORY FEE:                 In light of the Adviser's arrangements with the
                              Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master
                              Fund, the Adviser will not charge the Fund an advisory fee. The Master Fund will pay the Adviser a fixed advisory fee (the "Advisory Fee"), payable quarterly in arrears on the last Business Day of each quarter, equal to 1.00% (on an annualized basis) of the Master Fund's net asset value at the end of such quarter before giving effect to any repurchases of Master Fund interests. The Advisory
                              Fee will reduce the net asset value of the Master
                              Fund (and indirectly, of the Fund) as of the end of the fiscal period in which it is payable and after the calculation of the Advisory Fee. The
                              Adviser will charge a pro rata portion of the Advisory Fee in respect of contributions to the Master Fund or repurchases that take place during a given calendar quarter. For more information regarding the advisory fee, see "Management -- The
                              Adviser."

FUND AND MASTER
FUND EXPENSES:                The Fund will bear its own expenses, including but
                              not limited to fees paid to the Administrator, the investor servicing agent, and the Custodian, accounting, brokerage, custody, transfer, registration, interest, finder's fees, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, broker-dealer expenses and extraordinary expenses.

                              The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of Interests in the Fund and, indirectly, its pro rata share of costs associated with the organization of the Master Fund and expenses of the Master Fund, including the Advisory Fee.

                              For a period of three years from the Fund's initial closing, SEI has agreed that certain expenses of the Fund, including investor servicing fees, custody fees and administrative fees, together with expenses of the Master Fund that are borne by the Fund as a result of the Fund's investment in the Master Fund, including the advisory fee, custody fees, and administrative fees, shall not in the aggregate exceed 2.00% per annum of the Fund's net asset value, and SEI will waive Fund fees to the extent necessary so that such

                              2.00% limit is not exceeded. The following expenses of the Fund and the Master Fund are specifically excluded from the expense limit: extraordinary, non-recurring and certain other unusual expenses (including taxes). For more information regarding Fund expenses, see "Management."

REPURCHASES OF INTERESTS:     No Investor will have the right to require the
                              Fund to redeem the Investor's Interests. However, the Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Investors.

                              Repurchase offers will be made at such times, on such terms, and to such Investors as may be determined by the Fund's Board in its sole discretion. The Fund does not expect to offer to repurchase Interests in the first year following the initial sale of Interests. Thereafter, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last Business Day of March, June, September and December. Investors whose initial investment in the Fund was made less than one year prior to a repurchase offer must agree not to respond to such offer. The Fund will not offer to repurchase Interests unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's interests. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund's net assets, based upon, among other things, the liquidity of the Master Fund's assets.

                              The Fund may effect a compulsory repurchase of all or a portion of an Investor's Interests if the Board deems it advisable to do so.

                              The Fund's repurchase offers are subject to additional terms, conditions and restrictions. For more information concerning repurchases, see "Risk Factors -- General Considerations -- No Market for Interests; Limited Liquidity," "Risk Factors -- General Considerations -- Repurchase Offers; In-kind Distributions" and "Repurchases and Transfers of Interests."

                              The Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2004, repurchase any of the Interests tendered in accordance with the procedures determined by the Board from time to time.

TRANSFERABILITY OF INTERESTS: There is no market for Interests and none is expected to develop. Interests are not assignable or transferable without the prior written consent of the Fund's Board, which may be granted or withheld in its sole discretion. Transfers of Interests effected without compliance with the Partnership Agreement will not be recognized by the Fund. For more information regarding transferability of Interests, see "Risk Factors -- General Considerations -- No Market for Interests; Limited Liquidity," and "Repurchases and Transfers of Interests."

VALUATIONS:                   The Fund's Board will value the Fund's assets as
                              of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month. The Fund's
                              Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund's net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master
                              Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by its underlying Hedge Fund investments, although the Fund and the Master Fund will have discretion to use other valuation methods. See the section entitled "Determination of Net Asset Value" for more information.

REPORTS: The Fund will distribute unaudited performance reports on a monthly basis and audited financial statements on an annual basis.

BORROWINGS:                   The Fund and the Master Fund may borrow on a
                              short-term basis to facilitate investments or cash management or to cover operating expenses. The
                              Master Fund may, but does not currently intend to, leverage its Hedge Fund investments, and the Fund may, but does not currently intend to, leverage its investment in the Master Fund.

EXCULPATION,
INDEMNIFICATION, ETC.:        The Boards of the Fund and the Master Fund, the
                              Adviser, the Sub-Adviser, the Administrator, the Agent, the Custodian, the Distributor, and their respective affiliates, directors, officers, partners, employees, members, stockholders, controlling persons, committee members and certain other persons and entities may be subject to claims and liabilities in connection with the Fund and/or the Master Fund. Accordingly, the Fund and/or the Master Fund will indemnify such persons and entities (including, under certain circumstances, persons and entities who formerly held such positions) against all liabilities and losses, including legal fees, incurred by them as a result of any act or failure to act in carrying out their functions with respect to the Fund and/or the Master Fund, so long as the liability giving rise to any such claim is not a result of such person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Fund and/or the Master Fund may, in certain cases, advance expenses, including legal fees, to such persons so long as they undertake to repay such expenses if they are adjudicated not to be entitled to indemnification. Such persons and entities also shall not be liable to the Fund or any Investor, or the Master Fund or any investor in the Master Fund, for any action or omission satisfying the standard of conduct described in this section. See "Summary of the Partnership
                              Agreement" for more information.

TAX: The Fund and Master Fund each intend to be treated as a partnership for federal income tax purposes. Each Investor will receive an annual Schedule K-1. The Master Fund cannot complete Schedule K-1s for Investors until it receives Schedule K-1s from all of its underlying Hedge Funds. Investors should expect to request extensions for filing deadlines for their tax returns. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

                              It is expected that a portion of the Master
                              Fund's, and therefore the Fund's, taxable income will likely to constitute unrelated business taxable income for federal income tax purposes. Charitable remainder trusts (including charitable remainder annuity trusts and charitable remainder unitrusts) are not exempt from federal income tax in any year in which such trust realizes unrelated business taxable income. An investment in the Fund by a nonresident alien, foreign corporation, foreign partnership, foreign estate or foreign trust may subject such non-U.S. investor to U.S. federal, state and local income taxation and filing requirements. Prospective purchasers should consult their own tax advisers concerning the consequences of owning an Interest in the Fund. See "Tax Considerations."

ERISA: Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities may purchase Interests. The Fund's assets will not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended. See the section entitled "Certain ERISA Considerations" for more discussion of issues that prospective investors in the Fund should consider in this regard.

FISCAL YEAR:                  For accounting purposes, the Fund's fiscal year is
                              the 12-month period ending on March 31.

LEGAL COUNSEL:                Ropes & Gray LLP acts as counsel to the Fund and
                              the Master Fund and will not be representing
                              Investors.

AUDITOR:                      Ernst & Young LLP.

ADMINISTRATOR:                SEI Investments Global Funds Services.

INVESTOR SERVICING AGENT:     SEI Investments Global Funds Services.

CUSTODIAN:                    SEI Private Trust Company.

DISTRIBUTOR:                  SEI Investments Distribution Co.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

THE HEDGE FUNDS IN WHICH THE MASTER FUND INVESTS MAY PURSUE VARIOUS INVESTMENT STRATEGIES AND ARE SUBJECT TO SPECIAL RISKS. INVESTMENT IN THE INTERESTS IS SPECULATIVE AND THERE IS NO GUARANTEE THAT THE FUND OR THE MASTER FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE INTERESTS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT

ANTICIPATED THAT A SECONDARY MARKET FOR THE INTERESTS WILL DEVELOP. THE INTERESTS ARE ALSO SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE PARTNERSHIP AGREEMENT OF THE FUND. THE INTERESTS WILL NOT BE REDEEMABLE AT AN INVESTOR'S OPTION BECAUSE THE FUND IS A CLOSED-END MANAGEMENT INVESTMENT COMPANY. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER INTERESTS. THE INTERESTS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

                          SUMMARY OF FEES AND EXPENSES

      This table describes the fees and expenses that you will pay if you buy and hold Interests in the Fund. Because the Fund has no operating history, many of these expenses are estimates. The direct and indirect expenses associated with investing in a "fund of funds," such as the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a "fund of funds" pay fees at the "fund of funds" level, and also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level. Investors in the Fund will bear indirectly fees and expenses of the Master Fund, which are reflected in the following chart and the examples below, and fees and expenses of the Hedge Funds, which are not so reflected. The Hedge Fund fees are described below in the section "Risk Factors -- Investment Risks -- Special Risks of Multi-Tiered Investments."

Annual Expenses (as a percentage of net assets of the Fund):

Management Fee (1)                                                   1.0%
Other Expenses (2)                                                   1.0%
Total Annual Expenses (3)                                            2.0%


               Example                 1 Year   3 Years    5 Years   10 Years
You would pay the following expenses     $21      $64        $110      $236
on a $1,000 investment in the Fund,
assuming a 5% annual return:

----------

(1) The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund's investment in the Master Fund.

(2) "Other Expenses" are estimated based on Fund net assets of $100 million and anticipated expenses for the first year of the Fund's operations and the Fund's pro rata share of the Master Fund's anticipated expenses for the first year of its operations, and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees and other expenses that the Fund will bear directly and indirectly through the Master Fund.

(3) For a period of three years from the Fund's initial closing, SEI has agreed that certain expenses of the Fund, including fees paid by the Fund to the Administrator, the Agent, the Custodian, and the Distributor, together with the Fund's share of expenses of the Master Fund that it indirectly bears as an investor in the Master Fund, including the Advisory Fee and fees paid by the Master Fund to the Administrator and the Custodian, shall not in the aggregate exceed 2.0% per annum of the Fund's net asset value, and SEI will waive Fund fees to the extent necessary so that such 2.0% limit is not exceeded. The following expenses of the Fund and the Master Fund are specifically excluded from the expense limit: extraordinary, non-recurring and certain other unusual expenses (including taxes).

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value, although the Fund does not anticipate making regular dividends or distributions. For a more complete description of the various fees and expenses of the Fund, see "Management."

The Example is based on the expenses set forth in the table above and should not be considered a representation of the Fund's future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

                                 USE OF PROCEEDS

The proceeds of the initial public offering and any continuous offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the termination date of the initial public offering period or, in the case of a continuous offering, as soon as practicable after each closing. The Fund intends to invest substantially all of its assets in the Master Fund. The Adviser expects that the Master Fund's assets will be invested in Hedge Funds within three months after termination of the initial public offering. This investment period reflects the fact that the Hedge Funds in which the Master Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Although the Fund intends to invest substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Hedge Funds under certain circumstances, including but not limited to circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See "Risk Factors -- General Considerations -- Other Investors in the Master Fund."

Pending the investment of the proceeds of any offering in Hedge Funds pursuant to the Fund's and the Master Fund's investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities or money market funds. In addition, the Master Fund will maintain a portion of the proceeds in cash to meet operational needs. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund's assets are not substantially invested in accordance with its principal investment strategies.

                       INVESTMENT OBJECTIVE AND STRATEGIES

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund is a "fund of funds" that, through its investment in the Master Fund, provides a means for investors to participate in investments in various Hedge Funds, many of which will pursue "hedged" investment strategies. The Fund offers investors the following potential advantages:

      - Spreading of risk across a number of investment strategies, Hedge Fund managers, Hedge Funds, and markets;

      - Professional selection and evaluation of Hedge Funds and Hedge Fund managers;

      - Ability to invest with Hedge Fund managers who require a minimum account size that is higher than most individual investors would be willing or able to commit to;

      -     Limited liability; and

      -     Administrative convenience.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Except as otherwise stated in this Prospectus or in the SAI, the investment objectives, policies and restrictions of the Fund and the Master Fund are not fundamental and may be changed by the Fund's Board and the Master Fund's Board, respectively. The Fund's fundamental investment policies are listed in the SAI. The Fund generally intends to provide prior notice to Investors upon any change to the material investment objectives, policies and restrictions of the Fund and the Master Fund. However, the Fund reserves the right not to do so where the Boards of the Fund and Master Fund determine that doing so would not be in the best interests of the Fund and the Master Fund, for instance due to unusual or rapidly changing market conditions. In any event, it is possible that Investors will not be able to exit the Fund prior to such changes taking effect.

INVESTMENT OBJECTIVE

The Fund's objective is to seek to achieve an attractive risk-adjusted return with moderate volatility and moderate directional market exposure over a full market cycle. "Directional market exposure" refers to the degree to which the Fund's performance correlates either with the performance of the public securities market or with the inverse of the performance of the public securities market. Through investments in various Hedge Funds, the Fund intends to attempt to reduce its directional market exposure. There can be no assurance that the Fund will achieve its objective.

INVESTMENT APPROACH

The Fund intends to pursue its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund in turn intends to invest its assets in various Hedge Funds. The Fund expects that by investing in the Master Fund, the Fund will offer its investors exposure to a greater number of Hedge Funds and will be better positioned to manage purchases of Interests and repurchase requests than if the Fund were to invest directly in Hedge Funds. Investments of the Master Fund in Hedge Funds may include direct investments in funds established for the benefit of multiple investors, investments in separately managed accounts or separate investment vehicles established solely or primarily for the benefit of the Master Fund, and indirect investments involving the purchase of a structured note or entrance into a swap or other contract paying a return approximately equal to the total return of a Hedge Fund. In general, Hedge Funds will buy and sell securities and derivatives in an attempt to profit from the relative mis-pricing of related securities or the absolute mis-pricing of individual securities. Individual Hedge Funds may engage in investment strategies that include temporary or dedicated directional market exposures, but the Master Fund will choose and combine Hedge Funds in order to target an absolute return that is greater than the return available from investment in money market securities but that is not dependent on the direction of equity or fixed income markets.

Once it obtains sufficient assets, the Master Fund expects to be well diversified in an attempt to maintain a prudent level of risk, but it will also seek to limit exposure on the strategy and manager level in an attempt to minimize the impact of "event" risks. The Master Fund's portfolio may be allocated across several hedge fund styles, including convertible bond hedging, credit hedging, distressed debt, equity market neutral, equity long/short, merger arbitrage, short-biased, and sovereign debt and mortgage hedging.

The Master Fund will typically limit its investment in any one Hedge Fund in its portfolio to no more than 8% of the Master Fund's assets at the time of investment. Under normal market conditions the Master Fund expects to hold positions in a minimum of fifteen different Hedge Funds; however, because of the length of time typically needed to construct an investment portfolio of Hedge Funds, and the need to obtain a sufficient level of investable assets, the Master Fund's portfolio may not initially be as diversified as is expected. Although the intent of the Master Fund is to avoid "over-diversification," it will hold positions in as many Hedge Funds as are believed necessary to adequately invest its capital.

INVESTMENT PROCESS

The Sub-Adviser will invest the Master Fund's assets in accordance with the investment objective and approach described above. A description of certain aspects of the current investment process follows; however, the investment process is flexible and will evolve on an ongoing basis and may diverge from this description in the future.

The investment process can be divided into three parts: PORTFOLIO construction, MANAGER SELECTION, and MONITORING.

The PORTFOLIO CONSTRUCTION process is designed to structure the portfolio in an attempt to meet its investment objective. From time to time the Sub-Adviser will set target allocations reflecting the percentage of the Master Fund's assets to be allocated to each investment strategy, based on projections of expected risk and return for each strategy.

The MANAGER SELECTION process consists of five steps: sourcing, preliminary screening, detailed due diligence, independent risk assessment, and administrative evaluation. The goal of manager selection is to find portfolio managers responsible for managing Hedge Funds ("Hedge Fund Managers") who can consistently deliver attractive risk-adjusted returns within the strategies they implement.

Hedge Fund Managers are sourced in a variety of ways, including public databases, industry sell-side contacts, hedge fund manager networks, and managers themselves (manager-initiated contact).

Preliminary screening is meant to eliminate hedge funds that will not be considered for investment and do not warrant detailed due diligence efforts. In order to survive the preliminary screening, a hedge fund's manager must have a well-defined strategy for generating returns, must articulate risk exposures within the strategy and how they are managed, and must have an adequate level of business infrastructure. Preliminary screening occurs through telephone calls or onsite meetings with the manager.

Hedge funds that satisfy the preliminary screening criteria and have strong potential undergo a more rigorous evaluation. Due diligence evaluations conducted by the Adviser and/or Sub-Adviser include detailed portfolio analysis, telephone calls, and in-person office visits. Key areas of assessment include experience of personnel, investment strategy, investment process, business risk, portfolio implementation and valuation. Past audits, fund documents, and reference checks are all reviewed in detail where available. Contacts for references on key investment professionals may include previous employers, competitors, and other persons familiar with the manager's strategy. The Boards of the Fund and the Master Fund have adopted procedures requiring that the Sub-Adviser, in connection with its due diligence review of a Hedge Fund, determine that the valuation methodologies used by such Hedge Fund are generally consistent with those used by the Fund and Master Fund. The Master Fund will not invest in Hedge Funds that are unwilling or unable to provide information necessary for the Sub-Adviser to conduct its due diligence review.

Hedge funds that appear promising following the detailed due diligence process are given an independent risk assessment whereby one of the Sub-Adviser's investment professionals who was not involved in the due diligence process evaluates the potential investment. The independent risk assessment is meant to identify potential risks in making an investment in the hedge fund. Additionally, prior to choosing a hedge fund manager, a thorough evaluation of such manager's administrative infrastructure is completed.

The final step in the manager selection process is adding a hedge fund manager to the internal list of eligible managers. Additions of new managers are made during Portfolio Management Committee meetings. During the meeting, the portfolio manager responsible for reviewing a new manager briefs the committee on the background of the manager and the findings of the due diligence process. The Sub-Adviser's investment committee then votes whether to add the manager to the list of eligible managers.

PORTFOLIO MONITORING occurs on an ongoing basis. Portfolio monitoring includes routine contact with a fund's managers, portfolio review, and risk exposure reporting. Calls and visits to existing managers occur on a frequent basis to review their investment strategies, their implementation of the investment strategies, and their valuation methodologies. At regular intervals formal risk reports are generated that indicate the risk exposures of each fund and for the aggregate portfolio as a whole. The Master Fund will not maintain investments in Hedge Funds that consistently fail to provide information necessary for satisfactory portfolio monitoring.

The Sub-Adviser will provide the Boards of the Fund and the Master Fund with regular reports concerning the status of the Sub-Adviser's portfolio monitoring activities, including risk exposure reporting and valuation monitoring.

INVESTMENT STRATEGIES

The Fund intends to invest substantially all of its assets in the Master Fund. The Master Fund intends to invest in specialist Hedge Funds that pursue distinct investment strategies. Although the scope of hedge fund strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, convertible bond hedging, credit hedging, distressed debt, equity market neutral, equity long/short, merger arbitrage, short-biased, and sovereign debt and mortgage hedging. The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund's portfolio, it may be comprised of more than one Hedge Fund. The following descriptions of strategies are not intended to be complete explanations of the strategies described and the risks associated with such strategies or a list of all possible investment strategies or methods that may be used by Hedge Fund Managers.

CONVERTIBLE BOND HEDGING. Hedge Fund Managers utilizing convertible bond hedging strategies will buy convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that they believe are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, Hedge Fund Managers pursuing this strategy will take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the Hedge Fund Manager anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely effected by changes in the level of interest rates, downgrades in credit rating, changes in credit spreads, defaults, and lack of liquidity.

CREDIT HEDGING. Hedge Fund Managers utilizing credit hedging strategies will buy highly credit-sensitive bonds that they believe are undervalued. Interest rate and credit risks are attempted to be partially or fully hedged using short positions in related securities or derivatives. Hedge Fund Managers believe that they can purchase credit-sensitive bonds at a discount to their fair value. For instance, some investors are forced to sell credit-sensitive paper as it is being downgraded regardless of market conditions. Another source of return for the strategy may arise when financial institutions securitize loans and other receivables, such as credit cards, and a decrease in demand for such securities results in underpriced securities. There is a risk of significant loss if the Hedge Fund Manager's credit judgments are incorrect or if hedging strategies are unsuccessful.

DISTRESSED DEBT. Hedge Fund Managers utilizing distressed debt strategies will invest in financially troubled companies (i.e., companies involved in bankruptcies, exchange offers, workouts, financial reorganizations and other credit event-related situations) by purchasing stocks, fixed income securities, bank debt or trade claims. In general, these positions are unhedged. The supply of distressed securities traditionally has outstripped demand, creating potentially undervalued securities. Hedge Fund Managers employing this strategy seek to profit from possible pricing inefficiencies caused by limited investor participation due to, among other things, legal and investment complexities of the bankruptcy or reorganization process. The most significant risk associated with this strategy is that a bankruptcy is not resolved or is resolved slowly or at significant expense or in an unanticipated manner.

EQUITY MARKET NEUTRAL. Hedge Fund Managers utilizing equity market neutral strategies seek to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. This is sometimes referred to as "pairs-trading." The portfolios are designed to neutralize sector, beta and capitalization risk, and generally will seek to have low correlation to major market indices. Equity market neutral strategies are based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in market neutral strategies is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

EQUITY LONG/SHORT. Hedge Fund Managers utilizing equity long/short strategies seek to buy undervalued stocks and short overvalued stocks. Unlike in the case of the equity market neutral strategy, these long and short positions may be completely unrelated. Hedge Fund Managers may differ in the methods used and the degree to which they seek to eliminate market risk. The long/short portfolio beta targeted by Hedge Fund Managers utilizing this strategy will typically be between - 0.30 and 0.50. These Hedge Fund Managers seek returns from strong security selection on both the long and short sides. The primary risk in this strategy is that Hedge Fund Managers may exhibit poor security selection, losing money on both the long and short sides.

MERGER ARBITRAGE. Merger arbitrage (also called "risk arbitrage") seeks to capitalize on pricing discrepancies in the equity securities of two companies involved in a corporate transaction, such as a merger, consolidation, leveraged buy-out, acquisition, asset transfer, tender offer, exchange offer, recapitalization, liquidation, divestiture, spin-off or similar transaction. In general, Hedge Fund Managers utilizing merger arbitrage strategies buy the stock of a company being acquired while simultaneously short selling the security of the purchasing company. Hedge Fund Managers may also engage in options hedging and other arbitrage techniques in order to capture price differentials. Typically, market risk is hedged by trading amounts of each stock in proportion to the ratio of an announced stock-for-stock merger. When merger transactions are announced, the two companies' stocks do not immediately trade at parity, but reflect the probability that the announced merger may not be consummated. Over time this differential converges as the proposed merger approaches completion, providing the source of return for this strategy. The primary risk is that a merger transaction is not consummated or that the stock prices of the parties to a merger or other corporate transaction may move in unanticipated directions.

SHORT-BIASED. Hedge Fund Managers utilizing short-biased strategies short sell stocks that they believe to be overvalued. A short sale does not require any investment or borrowed money, but may require collateral in the form of other securities or cash in an amount equal to the market price of the borrowed securities. Many short-biased Hedge Funds maintain some long positions, but the typical portfolio beta is targeted by Hedge Fund Managers to be less than -
0.30. These managers believe that there is intrinsic return arising from the fact that there are relatively few short sellers, so overpriced stocks exist for a longer period of time than undervalued stocks. The primary risks are that companies that are perceived as weak may not be weak or may improve their condition, in each case causing their stock prices to rise instead of fall. A short-biased strategy can result in the loss of total net worth, as there is no necessary upper bound to the price of a stock (and thus the cost of later purchasing securities to cover a short sale of such stock).

SOVEREIGN DEBT AND MORTGAGE HEDGING. Hedge Fund Managers utilizing sovereign debt and mortgage hedging seek to buy bonds that they believe are relatively inexpensive while simultaneously shorting bonds that they believe are relatively expensive. These bonds generally do not have credit risk. These strategies generally seek to have relatively low correlation to major market indices. Outside of benchmark issues, the markets for these bonds are not highly liquid, which creates the risk that bond prices may never revert to reflect value.

                                  RISK FACTORS

The purchase of Interests in the Fund involves a number of significant risks relating to investments in investment vehicles generally and to the structure and investment objective of the Fund in particular. The value of an investment in the Fund will change with the values of the Master Fund's investments. Many factors can affect those values. In addition to the risk factors described below, which are the principal risk factors relating to the Fund, prospective investors should also consider the risks described elsewhere in this Prospectus and the SAI.

                             GENERAL CONSIDERATIONS

LACK OF OPERATING HISTORY

The Fund and the Master Fund have no operating history upon which investors can evaluate their past performance. There can be no assurance that the Fund or the Master Fund will achieve its investment objective. Although the Adviser, the Sub-Adviser and their affiliates have managed other funds and the Sub-Adviser is experienced in selecting Hedge Fund Managers, the past performance of other investment funds managed by them or their affiliates or any Hedge Fund Manager should not be construed as an indication of the future performance of an investment in the Fund or the Master Fund. The Sub-Adviser has no prior experience managing a registered investment company.

NO MARKET FOR INTERESTS; LIMITED LIQUIDITY

Pursuant to the Partnership Agreement of the Fund, Interests are not transferable without the prior written consent of the Fund's Board, which the Board may withhold in its sole discretion.

The Fund does not intend to list Interests for trading on any national securities exchange. There is no secondary market for Interests, and none is expected to develop.

By subscribing for Interests, an Investor agrees to indemnify and hold harmless the Fund, the Fund's Board, the Administrator, the Adviser, the Sub-Adviser and each other Investor or any director, officer, partner, member, employee, agent, representative or affiliate of any of the foregoing from and against any and all loss, damage or liability due to or arising out of a transfer made by the Investor of such Investor's Interests in violation of the Partnership Agreement of the Fund or a misrepresentation made by such Investor in connection with any such transfer.

No Investor will have the right to require the Fund to redeem the Interests or to exchange the Investor's Interests for interests in any other fund. Liquidity will be provided only through repurchase offers made from time to time by the Fund in the complete discretion of the Board. An investment in a Fund is therefore suitable only for Investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Limitations on the Master Fund's ability to withdraw its assets from Hedge Funds will limit the Fund's ability to repurchase its Interests. For example, many Hedge Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Hedge Funds, the application of these lock-ups and withdrawal limitations will significantly limit the Fund's ability to repurchase its Interests.

REPURCHASE OFFERS; IN-KIND DISTRIBUTIONS

If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. The potential for pro-ration may cause some Investors to tender more Interests for repurchase than they otherwise would wish to have repurchased, thereby decreasing the number of Interests to be repurchased from other Investors. In addition, in extreme cases, the Fund may be unable to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund's interest in the Master Fund due to the illiquidity of the Master Fund's investments. In that event, an Investor may be able to sell its Interests only if such Investor is able to find a qualified investor willing to purchase such Interests. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Fund's Board.

Payment for repurchased Interests may require the Fund or the Master Fund to liquidate portfolio holdings earlier than it would otherwise, potentially resulting in losses, and may increase the Fund's or the Master Fund's portfolio turnover. Repurchases of Interests may also reduce the investment opportunities available to the Master Fund and cause the expenses of the Fund and Master Fund borne by remaining Investors to increase as a fraction of net asset value.

If an Investor tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Investor after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Investors generally will not be determined until a date at least 65 days later (although the Fund may establish a shorter period from time to time) and will be based on the value of the Fund's assets as of such later date. An Investor will thus continue to bear investment risk after such Investor's Interest (or a portion of its Interest) is tendered for repurchase and until the date as of which the Interests are valued for purposes of repurchase.

The Fund expects to distribute cash to the holders of Interests that it repurchases. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where the Boards of the Fund and the Master Fund determine that making a cash payment to an Investor would result in a material adverse effect on the Fund or the Master Fund or on Investors not tendering Interests for repurchase or would otherwise be inadvisable, Investors may receive in-kind distributions, including in-kind distributions of Hedge Fund interests or of securities from Hedge Fund portfolios, in connection with the repurchase of Interests by the Fund. Any in-kind distribution of securities may consist of unmarketable securities (valued pursuant to procedures approved by the Board), which will be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution. Any distributions of Hedge Fund interests are likely to be subject to substantial restrictions on resale. For these various reasons, an investment in Interests is suitable only for sophisticated investors. See "Subscription for Interests."

LIMITED RIGHT TO VOTE AND NO RIGHT TO PARTICIPATE IN MANAGEMENT OF THE FUND

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund. Investors will not receive the detailed financial information that is available to the Adviser and the Sub-Adviser. Accordingly, no person should purchase Interests in the Fund unless such person is willing to entrust all aspects of the Fund's management to the Fund's Board, the Adviser and the Sub-Adviser.

RELIANCE ON MANAGEMENT

The Fund intends to invest substantially all of its assets in the Master Fund. Investment decisions will be made for the Master Fund by the Sub-Adviser under the supervision of the Adviser and the Master Fund's Board. The success of the Fund will depend on the ability of the Sub-Adviser to identify suitable investments. There can be no assurance that the current personnel of the Adviser or the Sub-Adviser will continue to be associated with the Adviser or the Sub-Adviser for any length of time. The loss of the services of one or more employees of the Adviser or the Sub-Adviser could have an adverse impact on the Fund's ability to realize its investment objective.

CHANGES TO INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objectives of the Fund and the Master Fund are non-fundamental and may be changed by the Fund's Board and the Master Fund's Board, respectively. Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund and the Master Fund are not fundamental and may be changed by the Fund's Board and the Master Fund's Board, respectively. The Fund generally intends to provide prior notice to Investors upon any change to the material investment objectives, policies and restrictions of the Fund and the Master Fund. However, the Fund reserves the right not to do so where the Boards of the Fund and Master Fund determine that doing so would not be in the best interests of the Fund and the Master Fund, for instance due to unusual or rapidly changing market conditions. In any event, it is possible that Investors will not be able to exit the Fund prior to such changes taking effect.

OTHER INVESTORS IN THE MASTER FUND

Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors were to acquire control of the Master Fund, it could adversely affect the Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's Board, could result in a change to the Master Fund's investment objective, or could have other adverse consequences to the Fund. As a result, the Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other noncash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash, or could distribute such assets to Investors in connection with a repurchase of Interests or a liquidation of the Fund. See "Risk Factors -- General Considerations -- Repurchase Offers; In-kind Distributions."

ORGANIZATIONAL EXPENSES

The Fund will bear all costs associated with the organization of the Fund and its pro rata share of costs associated with the organization of the Master Fund, including legal costs, which will be specially allocated among Investors as described in the section entitled "Capital Accounts and Allocations -- Organizational Expenses."

BORROWINGS

The Fund and the Master Fund may borrow on a short-term basis to facilitate investments or cash management or to cover operating expenses. If the Fund borrows to finance repurchases of its Interests, interest on that borrowing will negatively affect Investors who do not have all of their Interests repurchased by the Fund, by increasing the Fund's expenses and reducing any net investment income.

In addition, the Master Fund may, but does not currently intend to, leverage its Hedge Fund investments, and the Fund may, but does not currently intend to, leverage its investment in the Master Fund. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of the Fund's or the Master Fund's investments, either directly or indirectly, would be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage would result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund and the Master Fund borrow funds, the rates at which they can borrow may affect the operating results of the Fund and the Master Fund.

Borrowings by the Fund and the Master Fund will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. See "Risk Factors -- Investment Risks -- Special Investment Instruments and Techniques -- Leverage; Interest Rates; Margin."

                                INVESTMENT RISKS

FAILURE TO ACHIEVE INVESTMENT OBJECTIVE

There can be no assurance that the Fund, through its investment in the Master Fund, will achieve its investment objective. The Sub-Adviser's assessment of the short-term or long-term prospects of Hedge Funds may not prove accurate. No assurance can be given that any investment or trading strategy implemented by Hedge Funds in which the Master Fund invests will be successful. Furthermore, because of the speculative nature of the investments and trading strategies of such Hedge Funds, there is a risk that the Master Fund may suffer a significant or complete loss of its invested capital in one or more Hedge Funds, and that consequently Investors may suffer a significant or complete loss of their invested capital in the Fund.

GENERAL ECONOMIC AND MARKET CONDITIONS

The success of the Master Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Hedge Funds. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

HIGHLY VOLATILE MARKETS

The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Hedge Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and could thereby expose the Master Fund to losses. Hedge Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

STRATEGY RISK

The Master Fund is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Hedge Fund Managers in the strategy suffer significant losses). Strategy specific losses can result from excessive concentration by multiple Hedge Fund Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Many of the strategies employed by the Hedge Fund Managers are speculative and involve substantial risk of loss.

INCREASE IN ASSETS UNDER MANAGEMENT

As the Master Fund's assets increase, more capital will be allocated to the Hedge Fund Managers selected by the Sub-Adviser. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance can be given that their strategies will continue to be successful or that the return on the Sub-Adviser's Hedge Fund investments will be similar to that achieved in the past.

RISKS OF SECURITIES ACTIVITIES

All securities investing and trading activities involve the risk of loss of capital. While the Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Investors will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing of the Hedge Fund Managers:

      ILLIQUID INVESTMENTS. Although Hedge Fund Managers will generally invest in marketable securities, Hedge Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Hedge Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

      Investments by a Hedge Fund in illiquid securities increase the uncertainty associated with such Hedge Fund valuations and the likelihood of valuation revisions following such Hedge Fund's annual audit, which may disadvantage the Fund or individual Investors. Investments by a Hedge Fund in illiquid securities also increase the risk that the Hedge Fund Manager of such Hedge Fund will determine a value for such illiquid securities that is higher than their actual value, and thereby cause the compensation paid by the Hedge Fund (and indirectly borne by the Fund) to such Hedge Fund Manager to be greater than it should be. See "Risk Factors -- Investment Risks -- Valuations by Hedge Fund Managers."

         EQUITY SECURITIES. Hedge Funds' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Hedge Funds also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         FIXED-INCOME SECURITIES. The value of fixed-income securities in which Hedge Funds invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

         NON-U.S. INVESTMENTS. It is expected that Hedge Funds may invest in securities of non-U.S. companies and foreign countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income (see "Tax Considerations"); the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Hedge Fund's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled or may operate in a country other than the country in whose currency the instrument is denominated, thereby increasing the possibility of an adverse impact from currency changes. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Hedge Fund Managers may, but are not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Hedge Fund Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Hedge Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Hedge Fund's investment objective. Certain of the special investment instruments and techniques that the Hedge Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Hedge Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by Hedge Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, the risk of lack of correlation, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

         HEDGING TRANSACTIONS. The Hedge Fund Managers may, but are not obligated to, utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Hedge Fund Managers to hedge against a change or event at a price sufficient to protect a Hedge Fund's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Hedge Fund Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or decreases (or larger or smaller than expected increases or decreases) in the equity markets or sectors being hedged, the non-occurrence of other events being hedged against, or other unintended or unexpected events may result in a poorer overall performance for the Fund than if the Hedge Fund Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Hedge Fund Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Hedge Fund Managers from achieving the intended hedge or expose the Fund to additional risk of loss. Although Hedge Fund Managers may have the flexibility to engage in these transactions, they may choose not to do so.

         COUNTERPARTY CREDIT RISK. Many of the markets in which the Hedge Funds effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Hedge Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Hedge Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Hedge Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Hedge Fund has concentrated its transactions with a single or small group of counterparties. Hedge Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Hedge Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

         LEVERAGE; INTEREST RATES; MARGIN. Hedge Funds generally are permitted to borrow money and otherwise leverage their portfolios. Hedge Funds may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Hedge Fund would be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage would result in a loss that would be greater than if leverage were not employed. Because of the relatively small intrinsic profits in "hedge" positions or in "arbitrage" positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. In addition, to the extent that Hedge Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

         In general, the anticipated use of short-term margin borrowings by Hedge Funds results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Hedge Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Hedge Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Hedge Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. See "Risk

         Factors -- General Considerations -- Borrowings" for information concerning borrowing by the Fund and the Master Fund.

         SHORT SELLING. The Hedge Fund Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is a speculative investment practice.

METHODS OF INVESTING IN HEDGE FUNDS

The Master Fund will typically invest directly in a Hedge Fund by purchasing interests in such Hedge Fund. There may be situations, however, where a Hedge Fund is not open or available for direct investment by the Master Fund. Such an instance may arise, for example, where the Master Fund's proposed allocation does not meet a Hedge Fund's investment minimums. On occasions where the Sub-Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Hedge Fund, the Master Fund may invest in a Hedge Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Hedge Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Hedge Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Hedge Fund. A structured note with interest or principal payments indexed to the return of a referenced Hedge Fund would substitute, for direct ownership by the Master Fund of an interest in the Hedge Fund, a contractual commitment running from the counterparty to the Master Fund. An indexed security of this nature would expose the Master Fund to the credit risk associated with the counterparty issuing the note in addition to the risks to which that Hedge Fund is subject. Similarly, a swap structure could provide a return equivalent to direct investment in a Hedge Fund by establishing a contractual obligation on the part of the counterparty to pay the Master Fund a return equivalent to the return that would have been obtained by direct investment in the Hedge Fund. Indirect investment through a swap or similar contract in a Hedge Fund carries with it the credit risk associated with the counterparty.

The use of structured notes and swaps does not constitute a distinct investment strategy of the Fund or the Master Fund. The Master Fund does not intend to use such methods to increase the Master Fund's investment in and risk exposure to a Hedge Fund above the Master Fund's typical level of investment in and risk exposure to individual Hedge Funds, nor will the Master Fund use such methods to circumvent percentage limitations on individual Hedge Fund holdings.

Any transaction by which the Master Fund indirectly gains exposure to a Hedge Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Master Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. See "Risk Factors -- Investment Risks -- Special Investment Instruments and Techniques." Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund's investment. The Master Fund could bear a greater tax burden with respect to such instruments than it would bear if it were investing directly in such Hedge Funds. See "Tax Considerations -- Character and Timing of Income." There can be no assurance that the Master Fund's indirect investment in a Hedge Fund will have the same or similar results as a direct investment in the Hedge Fund, and the Master Fund's value may decrease as a result of such indirect investment.

HIGH TURNOVER

Hedge Funds may invest on the basis of short-term market considerations. The turnover rate within the Hedge Funds may be significant, potentially involving substantial brokerage commissions, fees and taxes. The Master Fund will have no control over this turnover. In addition, the withdrawal of the Master Fund from a Hedge Fund could involve expenses, such as redemption fees, to the Master Fund under the terms of the Master Fund's investment.

LACK OF HEDGE FUND OPERATING HISTORY

Certain Hedge Funds in which the Master Fund invests may be newly formed entities that have no operating histories. Therefore, the Sub-Adviser will not be able to evaluate the past performance of such Hedge Funds.

LIMITATIONS OF PRIOR PERFORMANCE

Whenever possible, the Sub-Adviser will evaluate the past investment performance of Hedge Fund Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in Hedge Funds managed by such Hedge Fund Managers.

RELIANCE ON SUB-ADVISER

Although the Sub-Adviser has considerable experience evaluating the performance of hedge fund managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Sub-Adviser's assessments of Hedge Fund Managers, and in turn its assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund and the Master Fund may not achieve their investment objectives and the Fund's net asset value may decrease.

LITIGATION RISK

Hedge Fund Managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Master Fund conceivably could be named as a defendant in a lawsuit or regulatory action. The Fund would indirectly, through its investment in the Master Fund, bear a portion of any expenses that the Master Fund incurs in connection with any such lawsuit or regulatory action.

ENFORCEMENT RISK; HEDGE FUND MANAGERS' ACTIVITIES

There have been a number of widely reported instances of violations of securities laws involving Hedge Funds through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of federal and state securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that Hedge Fund Managers with whom the Sub-Adviser invests the Master Fund's assets may be charged with involvement in such violations. If any of those Hedge Fund Managers had committed such violations, the performance records of such Hedge Fund Managers would be misleading. Furthermore, if the entity in which the Master Fund invested engaged in such violations, the Master Fund could be exposed to losses.

CONCENTRATION OF INVESTMENTS

The Fund intends to invest substantially all of its assets in the Master Fund. The Master Fund will typically limit its investment in any one Hedge Fund in its portfolio to no more than 8% of the Master Fund's assets at the time of investment. However, various factors, including prevailing market conditions, available investment opportunities, the amount of the Master Fund's investable assets and the timing of investments, may prevent the Sub-Adviser from investing the Master Fund's assets in as many Hedge Funds as the Sub-Adviser might otherwise prefer.

Also, the Sub-Adviser cannot guarantee that the investments of Hedge Funds will not be concentrated. Hedge Funds may target or concentrate their investments in particular markets, sectors, or industries, and may even invest without limit in a single issuer. As a result of any such concentration of investments, the portfolios of such Hedge Funds are subject to greater volatility than if they had non-concentrated portfolios. Those Hedge Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

The Master Fund may also be subject to the risk of concentration from individual investment decisions made by various Hedge Fund Managers to invest in the same security, industry or sector, thereby increasing the Master Fund's exposure to such security, industry or sector.

For these and other reasons, the Master Fund could potentially be concentrated in relatively few Hedge Funds, types of Hedge Funds, or securities, and thus the benefits of diversification may not be realized. One risk of having a limited number of investments is that the aggregate returns realized by the Investors may be substantially adversely affected by the unfavorable performance of a small number of such investments. The portfolio of the Master Fund may therefore be subject to greater risk than the portfolio of a similar fund that does not concentrate its investments to the same extent.

TANDEM MARKETS

The Sub-Adviser will seek to allocate the Master Fund's assets across global capital markets (equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments, across numerous markets worldwide) and thus limit the Master Fund's exposure to any single market. However, from time to time multiple markets can move in tandem against the Master Fund's positions and the Master Fund can suffer substantial losses.

LACK OF CONTROL OVER HEDGE FUNDS

The Master Fund will typically have no right or power to take part in the management or control of Hedge Funds and extremely limited rights, if any, to vote on matters in respect of Hedge Funds. To the extent the Master Fund's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Master Fund will have no say in matters that could adversely affect the Master Fund's investment in the Hedge Fund. Hedge Funds may be permitted to distribute securities in kind to investors, including the Master Fund, and any such securities may be illiquid or difficult to value. In such circumstances, the Sub-Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund; however, Investors may receive in-kind distributions of such securities in connection with the repurchase of Interests by the Fund or the liquidation of the Fund or otherwise. See "Risk Factors -- General Considerations -- Repurchase Offers; In-kind Distributions."

FINANCING ARRANGEMENTS

As a general matter, the banks and dealers that provide financing to Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which an investment in such Hedge Fund may not be a viable investment.

SPECIAL RISKS OF MULTI-TIERED INVESTMENTS

Hedge Funds in which the Master Fund invests generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to the Master Fund's investments in Hedge Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies' assets. Hedge Funds are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship, including as a result of misconduct by Hedge Fund Managers. When the Sub-Adviser invests the Master Fund's assets with a Hedge Fund Manager, the Master Fund does not have custody of the assets or control over their investment. Therefore, there is always a risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Hedge Fund Managers with whom the Sub-Adviser invests the Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

Although the Sub-Adviser expects to receive detailed information from each Hedge Fund Manager regarding its investment performance and investment strategy on a regular basis, the Sub-Adviser may have limited access to the specific underlying holdings of the Hedge Funds and little ability to independently verify the information that is provided by the Hedge Fund Managers. A Hedge Fund Manager may use proprietary investment strategies that are not fully disclosed to the Sub-Adviser, which may involve risks under some market conditions that are not anticipated by the Sub-Adviser.

By investing in the Hedge Funds indirectly through the Fund and Master Fund, Investors bear asset-based fees at both the Fund level and the Hedge Fund level, as well as performance-based allocations at the Hedge Fund level. Because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Performance-based allocations at the Hedge Fund level may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than if the Hedge Fund Manager had no such interest, because the Hedge Fund Manager will not bear an analogous portion of depreciation in the value of the relevant Hedge Fund's assets if the value of the Hedge Fund declines.

Investors also bear a proportionate share of the other operating expenses of the Fund and the Master Fund (including administrative expenses) and, indirectly, similar expenses of the Hedge Funds. An Investor who meets the conditions imposed by the Hedge Fund Managers, including investment minimums that may be considerably higher than the minimum imposed by the Fund, could invest directly with the Hedge Fund Managers and avoid paying Fund and (indirectly) Master Fund expenses.

Each Hedge Fund Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Hedge Fund Managers or the investment performance of the Master Fund generally. Thus, a Hedge Fund Manager with positive investment performance will receive this allocation from the Master Fund (and indirectly from Investors) even if the Master Fund's overall investment return is negative. Investment decisions of the Hedge Fund Managers are made independently of each other. As a result, at any particular time, one Hedge Fund Manager may be purchasing shares of an issuer for a Hedge Fund whose shares are being sold by another Hedge Fund Manager for another Hedge Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result. Hedge Fund Managers may also place orders for the benefit of the Master Fund that "compete" with each other for execution.

Since the Master Fund may make investments in or effect withdrawals from a Hedge Fund only at certain times pursuant to limitations set forth in the governing documents of the Hedge Fund, the Fund and the Master Fund from time to time may have to invest a greater portion of their assets temporarily in money market securities than they otherwise might wish to invest, the Master Fund may not be able to withdraw its investment in a Hedge Fund promptly after it has made a decision to do so, and the Fund or the Master Fund may have to borrow money to enable the Fund to tender for Interests. This may adversely affect the Fund's investment return.

Hedge Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Hedge Fund, the Master Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

The Master Fund may agree to indemnify certain of the Hedge Funds and, subject to certain limitations imposed by the 1940 Act, the Hedge Fund Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

VALUATIONS BY HEDGE FUND MANAGERS

Neither the Adviser, the Sub-Adviser, nor the Boards of the Fund and the Master Fund will be able to confirm independently the accuracy of the valuations provided by a Hedge Fund Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on each Hedge Fund's annual audit. Such revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount received from the Fund by Investors who tendered their Interests and received all of their redemption proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Hedge Fund Managers or revisions to net asset value of a Hedge Fund adversely affect the net asset value of the Master Fund and the Fund, the outstanding Interests will be adversely affected by prior tenders to the benefit of Investors who tendered their Interests at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Investors who previously tendered their Interests at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New investors may be affected in a similar way. Revisions to the gain and loss calculations of the Master Fund and the Fund will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of the Master Fund and the Fund are completed.

Certain securities in which Hedge Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Hedge Fund Managers, even though Hedge Fund Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Hedge Fund Managers. The Fund and Master Fund will largely rely on Hedge Fund Manager valuations of such securities in determining the net asset value of the Fund and the Master Fund.

For purposes of calculating the Fund's net capital appreciation or depreciation (which includes unrealized appreciation and depreciation), valuation decisions will be made by the Sub-Adviser, based upon such information as is available to it, including information provided by the Master Fund and the Hedge Funds in which the Master Fund invests, as well as other sources.

Hedge Fund Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Hedge Funds, and authorization to assign a value to such assets which differs from the market prices or quotations for such assets. As a result, pricing information available to the Master Fund and the Fund from Hedge Funds and used by the Master Fund and the Fund for valuation purposes may not reflect market prices or quotations for the underlying assets held by such Hedge Funds.

SHORT-TERM AND DEFENSIVE INVESTMENTS

The Fund and Master Fund will invest their cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Master Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

CERTAIN TAX RISKS

There are a number of tax considerations with respect to an investment in the Fund. Investors should be aware that they will be taxed annually on their allocable shares of Fund income and realized gains, if any, whether or not they receive any cash distributions. Moreover, no distributions are expected to be made by the Fund to Investors.

Under current law, for taxable years beginning on or before December 31, 2008, the highest long-term capital gains rate applicable to individuals will be 15%. However, it is expected that certain of the Hedge Funds in which the Master Fund invest will engage in investment strategies that generate substantial amounts of short-term capital gain and ordinary income that, for individual taxpayers, will be taxable at rates that are up to twenty percentage points higher than the more favorable long-term capital gains rate.

In addition, an Investor's share of certain losses and expenses of the Fund may be subject to limitations. In particular, U.S. tax regulations prohibit the deduction through partnerships of amounts which would not be deductible if paid by an individual. These limitations may apply to certain fees and expenses of the Fund, including fees paid by the Master Fund to the Adviser. Such fees and expenses will be separately reported to Investors and, in the case of individuals and certain trusts and estates, generally will be deductible only to the extent that such Investor's aggregate miscellaneous itemized deductions for the year exceed 2% of their adjusted gross income. Please see "Tax Considerations" below, for further information.

                              CONFLICTS OF INTEREST

OTHER ACTIVITIES OF ADVISER AND SUB-ADVISER

There may be numerous potential conflicts of interest between the Adviser, the Sub-Adviser or their affiliates (referred to collectively in this section as the "Management Parties") on the one hand, and the Fund and Master Fund on the other hand, and between the Fund and Master Fund and other investment pools and clients managed by the Management Parties, including but not limited to their own accounts and the accounts of family members ("Other Accounts"). Certain investment opportunities may be appropriate for the Master Fund and the Management Parties and for such Other Accounts. The Management Parties are not obligated to share any investment opportunity with the Master Fund, although it and those Other Accounts may invest in the opportunity. There may be circumstances under which the Management Parties will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Master Fund's assets they commit to such investment. There also may be circumstances under which the Management Parties purchase or sell an investment for their Other Accounts and do not purchase or sell the same investment for the Master Fund, or purchase or sell an investment for the Master Fund and do not purchase or sell the same investment for one or more Other Accounts. The Management Parties may have interests in Other Accounts they manage which differ from their interests in the Master Fund and may manage such Other Accounts on terms that are more favorable to them than the terms on which they manage the Master Fund. In addition, the Management Parties may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which the Fund and the Investors are subject.

Subject to applicable regulatory limitations, the Master Fund may sell any of its investments to the Management Parties or a client of the Management Parties, and the Master Fund may purchase an investment made by the Management Parties or any such client. In addition, the Management Parties, in their sole discretion, may from time to time take an active management role in one or more companies in which the Master Fund invests, directly or indirectly through the Hedge Funds, which may give rise to additional conflicts of interest. The Master Fund may invest in companies or other entities in which the Management Parties (including other clients of the Management Parties) have an investment, and the Management Parties and other clients of the Management Parties may invest in companies or other entities in which the Master Fund has made an investment.

In certain instances the conflicts described in this section (or the resolution thereof) may have an adverse impact on the Fund and its ability to achieve its investment objective. Investors will have no right to be informed of such conflicts as they arise or to participate in the resolution of such conflicts.

OTHER ACTIVITIES OF HEDGE FUND MANAGERS

Conflicts of interest may arise from the fact that the Hedge Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Master Fund will have no interest. The Hedge Fund Managers may have financial incentives to favor certain of such accounts over the Hedge Funds. Any of their proprietary accounts and other customer accounts may compete with a Hedge Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Hedge Fund. The Hedge Fund Managers may give advice and recommend securities to, or buy or sell securities for, a Hedge Fund in which the Master Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Master Fund. Hedge Fund Managers are not obligated to share investment opportunities with the Hedge Funds. Hedge Fund Managers and their principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and as a result may have actual or potential conflicts of interest with respect to investments made on behalf of the relevant Hedge Fund. Positions may be taken by principals, officers, employees, and affiliates of a Hedge Fund Manager that are the same, different, or made at a different time than positions taken for the relevant Hedge Fund. Hedge Fund Managers may invest, directly or indirectly, in the securities of companies affiliated with the Management Parties or in which the Management Parties have an equity or participation interest. The purchase, holding, and sale of such investments by a Hedge Fund Manager may enhance the profitability of the Management Parties' own investments in such companies.

CONFLICT IN VALUATION OF INVESTMENTS

While pricing information generally is available for certain securities in which the Hedge Funds may invest, pricing information for other securities in which the Hedge Funds may invest may not be available, and reliable pricing information may at times not be available from any source. For purposes of calculating the Fund's net capital appreciation or depreciation (which includes unrealized appreciation and depreciation), valuation decisions will be made by the Adviser and reviewed by the Board, based upon such information as is available to them, including information provided by Hedge Fund Managers and other sources.

CONFLICTING INTERESTS OF INVESTORS

The Fund is likely to have a diverse range of Investors that may have conflicting interests that stem from differences in investment preferences, tax status and regulatory status. In addition, the Master Fund may have investors other than the Fund, and such other investors in the Master Fund may have interests that conflict with those of the Fund and the Investors. The Sub-Adviser will consider the objectives of the Fund, the Master Fund, other investors in the Master Fund, and each fund's investors as a whole when making decisions with respect to the selection, structuring and sale of Hedge Funds. It is inevitable, however, that such decisions may be more beneficial for one investor than for another investor.

These activities and conflicts of interest are explicitly acknowledged and consented to by each Investor as a necessary condition to such Investor's admission to the Fund.

                           LIMITS OF RISK DISCLOSURES

The above discussion covers key risks associated with an investment in the Fund and the Master Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in such an investment. Prospective investors should read this entire Prospectus and the Partnership Agreement of the Fund and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

                                   MANAGEMENT

BOARD OF DIRECTORS

The Fund has a board of directors, currently consisting of Robert A. Nesher, Nina Lesavoy and George J. Sullivan, which supervises the conduct of the Fund's affairs. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund. Each of the directors has substantial experience in issues relating to investment companies such as the Fund. The Fund's directors and officers are subject to removal or replacement in accordance with Delaware law and the Fund's Partnership Agreement.

The Master Fund has a board of directors, currently consisting of Robert A. Nesher, Nina Lesavoy and George J. Sullivan, which supervises the conduct of the Master Fund's affairs. A majority of the Master Fund's Board is comprised of persons who are not "interested persons" of the Master Fund. References herein to the "Board" refer to the board of directors of the Fund or of the Master Fund, as appropriate.

THE ADVISER

SEI Investments Management Corporation, an investment adviser registered under the Advisers Act, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund and the Master Fund. The Adviser has considerable experience providing advisory services to investment vehicles that employ a "manager of managers" approach. The Adviser will draw on this experience in providing services to the Fund and the Master Fund and will oversee the investment advisory services provided to the Master Fund and the Fund. Any investment recommendations of the Sub-Adviser with respect to the Master Fund will be subject to evaluation by the Adviser.

The Adviser, a Delaware corporation, is a wholly-owned subsidiary of SEI Investments Company, a financial services company ("SEI Investments"). The Adviser and its affiliates serve as an adviser or administrator to more than nine trusts, including more than 53 investment companies. As of June 30, 2003, the Adviser had approximately $85 billion in assets under management.

In light of the Adviser's arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, the Adviser will not charge the Fund an advisory fee, although the Fund will indirectly bear a proportionate share of the advisory fee paid by the Master Fund to the Adviser as a result of the Fund's investment in the Master Fund. The Master Fund will pay the Adviser a fixed advisory fee (the "Advisory Fee"), payable quarterly in arrears on the last Business Day of each quarter, equal to 1.00% (on an annualized basis) of the Master Fund's net asset value at the end of such quarter before giving effect to any repurchases of Master Fund interests. The Advisory Fee will reduce the net asset value of the Master Fund (and, indirectly, of the Fund) as of the end of the period in which it is payable and after the calculation of the Advisory Fee. The Adviser will charge a pro rata portion of the Advisory Fee in respect of contributions to the Master Fund or repurchases by the Master Fund that take place during a given calendar quarter.

The Investment Advisory Agreements between the Adviser and each of the Fund and the Master Fund provide that the Adviser shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties. Each Investment Advisory Agreement will remain in effect for two years from its execution, and for periods of one year thereafter, so long as the continuance is approved by the vote of a majority of the directors who are not "interested persons" of the Fund and by the directors or a vote of a "majority of the outstanding voting securities" of the Fund, as such phrase is defined in the 1940 Act (a "Majority Vote"). A Majority Vote of Investors means the vote, at the annual or a special meeting of Investors duly called, of the lesser of (i) 67% or more, measured by capital account balances, of the Investors present, provided that the Investors present represent more than 50% of the aggregate capital account balances in the Fund, and (ii) more than 50%, measured by capital account balances, of the Investors. Each Investment Advisory Agreement may be terminated at any time, with 30 to 60 days written notice to the Adviser, by a vote of a majority of the directors or by a Majority Vote. The Adviser may terminate either Investment Advisory Agreement on 90 days written notice. Each Investment Advisory Agreement automatically terminates in the event of an assignment.

THE SUB-ADVISER

Pacific Alternative Asset Management Company, LLC, a California limited liability company, serves as Sub-Adviser to the Fund and the Master Fund. The Sub-Adviser will be responsible for the day-to-day investment management of the Fund and the Master Fund with respect to investment in Hedge Funds, under the supervision of the Adviser and the Boards of the Fund and the Master Fund. The Sub-Adviser will be compensated directly by the Adviser, and not by the Fund or the Master Fund, for the services it provides as Sub-Adviser to the Fund and the Master Fund. The principal business address of the Sub-Adviser is 2030 Main Street, Suite 500, Irvine, California 92614.

The Sub-Adviser, an investment adviser registered under the Advisers Act, was founded in March 2000 and is a specialist fund-of-funds manager, providing asset management and investment services to institutional investors. The Sub-Adviser currently serves as investment manager or sub-adviser to 28 different clients, with a total of more than $2 billion in assets under management as of June 31, 2003. The Sub-Adviser has four Managing Directors, Jane Buchan, Judy Posnikoff, Jim Berens and Bill Knight, who are the sole members of the Sub-Adviser and collectively own 100% of the Sub-Adviser.

The Sub-Advisory Agreements provide that the Adviser shall be indemnified and held harmless by the Sub-Adviser for any loss arising from the Sub-Adviser's performance of its obligations under the Sub-Advisory Agreements, unless such loss is caused by or related to the Adviser's own willful misfeasance, bad faith or negligence, or the reckless disregard of the Adviser's obligations or duties. The Sub-Advisory Agreements also provide that the Sub-Adviser shall be indemnified and held harmless by the Adviser for any loss arising from the Adviser's performance of its obligations under the Sub-Advisory Agreements, unless such loss is caused by or related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or the reckless disregard of the Sub-Adviser's obligations or duties.

Each Investment Sub-Advisory Agreement will remain in effect for two years from its execution, and for periods of one year thereafter, so long as the continuance is approved in conformance with the 1940 Act. Each Investment Sub-Advisory Agreement may be terminated by the Adviser at any time with 30 to 60 days written notice to the Sub-Adviser. The Sub-Adviser may terminate an Investment Sub-Advisory Agreement on 30 days written notice to the Adviser. Each Investment Sub-Advisory Agreement automatically terminates in the event of an assignment or in the event that the Advisory Agreement between the Fund and the Adviser is terminated.

All investment decisions of the Sub-Adviser will be made by an investment committee. No person or persons is primarily responsible for making recommendations to that committee.

OTHER SERVICE PROVIDERS

THE ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund's and the Master Fund's administrator. The Administrator is a wholly owned subsidiary of SEI Investments. The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund. Pursuant to the terms of an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator, the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund's and the Master Fund's operations, including: (a) managing the tender offer process and coordinating with Fund counsel on drafting, reviewing and filing registration statements and tender offers, and coordinating printing and delivery of prospectuses; (b) computing and publishing the net asset value of the Fund (including in connection with subscriptions and repurchases); (c) maintaining the register of investors and entering on such all issues, transfers, and repurchases of Interests in the Fund; and (d) performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between each of the Fund and the Master Fund and the Administrator. The services to be performed by the Administrator may be completed by one or more of its affiliated companies. The Fund and the Master Fund will pay the Administrator a fee equal to 0.10% (on an annualized basis), in the case of the Fund, and 0.15% (on an annualized basis), in the case of the Master Fund, of the Fund's or the Master Fund's net asset value, as applicable, which will be accrued monthly based on month-end net assets and will be paid monthly, and will reimburse the Administrator for certain out-of-pocket expenses.

Each Administration Agreement provides that the Administrator shall not be liable to the Fund or the Master Fund (as the case may be) for, and shall be indemnified by the Fund and the Master Fund against, any acts or omissions in the performance of its services in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

THE INVESTOR SERVICING AGENT

 SEI Investments Global Funds Services also serves as the Fund's investor servicing agent (the "Agent"), facilitating the provision by financial advisors and other financial intermediaries ("Investor Service Providers") of ongoing investor services and account maintenance services to Investors that are customers of such Investor Service Providers. Under the terms of a Shareholder Servicing Agreement between the Fund and the Agent, these services include, but are not limited to: (a) handling inquires from Investors regarding the Fund; (b) assisting in the maintenance of Investors' accounts with the Fund; (c) assisting in the maintenance of Fund records; and (d) providing such other information and Investor liaison services as the Agent may reasonably request. The Fund will pay the Agent a monthly fee computed at an annualized rate of 0.55% of the aggregate value of outstanding Interests in the Fund.

THE CUSTODIAN

SEI Private Trust Company (the "Custodian"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the custodian of the Fund's assets and the Master Fund's assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. The Custodian is a wholly owned subsidiary of SEI Investments. The Custodian will be compensated by the Fund and the Master Fund for its services rendered under the Custodian Services Agreements, including: (a) opening and maintaining separate accounts in the Fund's and the Master Fund's name; (b) making cash payments from the accounts for purposes set forth in the agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund or the Master Fund as set forth in the Agreements; (e) collecting and receiving for the account of the Fund and the Master Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund and the Master Fund periodic and special reports, statements, and other information.

Each Custodian Services Agreement provides that the Custodian shall not be liable to the Master Fund or the Fund for, and shall be indemnified by the Master Fund and the Fund against, any acts or omissions in the performance of its services in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund's distributor pursuant to a Distribution Agreement with the Fund (the "Distribution Agreement"). The Distributor is a wholly-owned subsidiary of SEI Investments. It is not anticipated that the Distributor will be compensated by the Fund for its services rendered under the Distribution Agreement and, as a result, the expense table in the section entitled "Summary of Fees and Expenses" does not reflect any such compensation. The Distributor will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

OTHER EXPENSES OF THE FUND

The Fund will bear all of the expenses of its own operations, including, but not limited to, fees to the Administrator, the Agent and the Custodian, accounting, brokerage, custody, transfer, registration, interest, finder's fees, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, broker-dealer expenses and extraordinary expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of Interests in the Fund and its pro rata share of costs associated with the organization of the Master Fund and expenses of the Master Fund, including the Advisory Fee. The Fund's share of the Master Fund's organizational expenses represents an additional cost to Investors that they would not bear if the Fund invested directly in the Hedge Funds. Nonetheless, the Fund believes that the aggregate operating expenses of the Fund and Master Fund that will be borne by Investors will not be significantly more than the operating expenses that would be borne by Investors if the Fund invested directly in Hedge Funds.

                           SUBSCRIPTION FOR INTERESTS

THE OFFERING

Interests are being offered during an initial public offering period that is scheduled to terminate on or about December 1, 2003, or such earlier or later date as the Board may determine. Interests will be offered during the initial public offering period at the offering price (which is net asset value). Subsequent to the initial public offering, Interests are expected to be offered and may be purchased on the first Business Day of any fiscal period, or at such other times as the Board may determine. (It is expected that the Fund's fiscal periods will end on the last Business Day of each calendar month.) Interests may be purchased only from selected broker-dealers or through the Distributor. The Fund may discontinue its offering at any time. The Board or its designee (currently, the Adviser) will have the sole right to accept orders to purchase Interests and reserves the right to reject any order in whole or in part.

Interests are being offered only to "Eligible Persons" as defined below. The minimum initial investment in the Fund by an investor is $25,000. Subsequent investments must be at least $5,000. These minimums may be waived by the Board from time to time for certain investors, including officers and employees of the Adviser, the Sub-Adviser and their affiliates.

Subscriptions for Interests will not be accepted until the Fund's registration statement to which this Prospectus relates is declared effective. Pending investment in the Fund, the proceeds of the initial public offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by SEI Private Trust Company, a savings association supervised by the Office of Thrift Supervision (the "Escrow Agent"), as escrow agent for the benefit of Investors. Funds held in the escrow account may be invested in high-quality, short-term investments, and any interest earned on the funds will be paid to Investors on the date Interests are issued. The full subscription amount is payable in federal funds, which must be received by the Distributor not later than the Business Day preceding the date as of which the Interests are to be issued.

Each prospective investor is required to complete and return the subscription documents, in which the investor must certify, among other things, that he or she is an "Eligible Person" and meets other requirements for investment. In order for a subscription to be accepted, the Distributor generally must receive the executed subscription documents at least 10 Business Days prior to the date Interests are to be issued.

INVESTOR ELIGIBILITY

Interests in the Fund will be sold only to persons who qualify as (i) "accredited investors," as defined in Regulation D under the Securities Act and
(ii) "qualified clients," as defined in Rule 205-3 under the Advisers Act. Such persons are referred to in this Prospectus as "Eligible Persons." Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective investor. Investors who subscribe for additional Interests will be required to qualify as Eligible Persons at the time of each additional subscription. Any transferee of Interests must qualify as an Eligible Investor at the time of transfer.

SUITABILITY OF INVESTMENT

An investment in the Fund involves a considerable amount of risk. It is possible that an Investor may lose some or all of his or her investment. Before making an investment decision, a prospective investor should consider, among other things:
(i) the suitability of the investment with respect to such investor's investment objectives and personal situation; and (ii) other factors, including such investor's personal net worth, income, age, risk tolerance, tax situation and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and certain other tax-exempt organizations that seek to avoid the recognition of unrelated business taxable income. See "Tax Considerations -- Special Considerations for Tax-Exempt Investors." Prospective investors should be aware of how the Fund's investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

DISTRIBUTION ARRANGEMENTS

The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. Interests may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker-dealer any Interests that have not been placed with Investors that meet all applicable requirements to invest in the Fund.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial public offering. The Distributor does not intend to make a market in the Interests. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

PLACEMENT FEES

The Fund may enter into agreements with placement agents to solicit investors for the Fund at no additional cost to the Fund. Any Investor who is admitted to the Fund will be responsible for any fees, commissions or other compensation payable to such placement agents as a result of such Investor's subscription for Interests in the Fund, unless the Adviser agrees to bear any such compensation in its sole discretion. The expense table in the section entitled "Summary of Fees and Expenses" does not reflect any fees or other compensation paid to placement agents.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund's Partnership Agreement currently permits the Board to admit Investors as members of the Fund from time to time, provided they meet certain qualifications under federal and state securities laws. The Fund will maintain a separate capital account for each of its Investors. The opening balance of each Investor's capital account will be such Investor's initial investment in (also referred to as a capital contribution to) the Fund. Each Investor's capital account will be increased by additional capital contributions made by such Investor and by allocations of net profits to such capital account, and will be decreased by repurchases by the Fund of such Investor's Interest (or portions thereof), by distributions to such Investor that are not reinvested, and by allocations of net losses to such capital account. Each Investor's capital account will be subject to further adjustment as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

As of the last day of each fiscal period, the Fund shall allocate net profits or losses for that fiscal period to the capital accounts of all Investors, in proportion to their respective opening capital account balances for such fiscal period (after taking into account any capital contributions deemed to be made as of the first day of such fiscal period).

Net profits or net losses for a given fiscal period are measured by the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses over such fiscal period, after giving effect to any contributions made as of the first day of the fiscal period and before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such fiscal period.

ALLOCATION OF ORGANIZATIONAL EXPENSES

Before a relatively recent change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund and the Master Fund would have been able to amortize their organizational expenses over a 60 month period. Because of that change, however, these expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of organizational and initial offering expenses among the Investors, an amount equal to these expenses incurred by the Fund and the Fund's share of these expenses incurred by the

Master Fund will be allocated among and credited to or debited from the capital accounts of Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all
Investors as of the following dates: [     ]. An initial allocation of
organizational and initial offering expenses will be made as of the first date as of which Interests are purchased by Investors. This allocation will thereafter be adjusted as of each date, through and including the first anniversary of the initial closing of the Fund, on which additional Interests are purchased by Investors. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Interests. Offering costs cannot be deducted by the Fund or its Investors.

TAX OBLIGATIONS

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor will be debited against the capital account of that Investor as of the close of the fiscal period during which the Fund paid those obligations, thereby reducing the amount distributable to the Investor. If the amount of those taxes is greater than the distributable amounts, then the Investor or its successor will be required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

DISTRIBUTIONS

The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all Investors on a pro rata basis in accordance with each Investor's capital account balance. It is expected, however, that the Fund will not make any distributions to Investors. See "Risk Factors -- General Considerations -- Repurchase Offers; In-kind Distributions."

RESERVES

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

                        DETERMINATION OF NET ASSET VALUE

Each of the Fund and the Master Fund will typically compute its net asset value as of the last Business Day of each fiscal period (expected to correspond generally to a calendar month). Generally, net asset value will be determined on such day as of the close of regular trading on the New York Stock Exchange (the "Exchange"), although foreign exchange rates and the value of certain securities the trading of which is substantially completed prior to the closing of the Exchange may be computed as of an earlier time of day. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. Similarly, the net asset value of the Master Fund will equal the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Because the Fund intends to invest substantially all of its assets in the Master Fund, and the Master Fund intends to invest substantially all of its assets in Hedge Funds, the value of the assets of the Fund will depend on the value of its share of the Hedge Funds held by the Master Fund. The Boards of the Fund and the Master Fund have approved procedures pursuant to which the Fund and the Master Fund will value their investments at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of assets might not be the prices at which those assets are ultimately sold. As a general matter, the fair value of the Master Fund's interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund if the Master Fund's interest were redeemed at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported at the time of the Master Fund's valuation.

The Boards have delegated authority for reviewing the valuation methodologies, and valuations, of the Hedge Funds to the Adviser and Sub-Adviser, and will monitor and receive regular reports from the Adviser and Sub-Adviser concerning Hedge Fund valuation matters. Prior to investing in any Hedge Fund, and on an ongoing basis thereafter, the Adviser and/or Sub-Adviser will conduct a due diligence review of the disclosure policies and the valuation methodology utilized by the Hedge Fund. As a general matter, Hedge Funds in which the Master Fund invests will utilize market values when available, and will otherwise utilize principles of fair value that the Adviser or the Sub-Adviser reasonably believes to be generally consistent with those used by the Fund and the Master Fund for valuing their investments. The Sub-Adviser will report regularly to the Adviser and the Boards concerning the above valuation monitoring activities. The results of the initial due diligence and the ongoing monitoring will be considered in determining whether it is appropriate to invest or continue investing in any particular Hedge Fund. The Master Fund does not intend to invest in any Hedge Fund that fails to report its net asset value to its investors at least monthly.

Although the Adviser or the Sub-Adviser will review the valuation procedures used by the Investment Managers, as a practical matter, the Adviser, the Sub-Adviser and the Board will have little or no means of independently verifying the valuations provided by such Investment Managers and will rely significantly on values of Hedge Funds that are reported by the Hedge Funds themselves (which are unaudited, except for year-end valuations). Hedge Fund Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Hedge Funds, and authorization to assign a value to such assets which differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Hedge Funds may not reflect market prices or quotations for the underlying assets held by such Hedge Funds. In the unlikely event that a Hedge Fund does not report a fiscal period end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Hedge Fund based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio.

The Fund's and the Master Fund's valuation procedures require the Adviser or Sub-Adviser to consider all relevant information available at the time the Fund and the Master Fund value their portfolios. The Adviser or Sub-Adviser will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of a Hedge Fund does not represent the fair value of the Master Fund's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Hedge Fund, the Adviser or Sub-Adviser may consider whether it would be appropriate, in light of all relevant circumstances and in accordance with procedures established by the Boards of the Fund and Master Fund, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Information that the Adviser or Sub-Advisor may rely on in connection with such an adjustment may include subsequent redemptions, audited financial statements, and market movements. Any such decision would be made in good faith and subject to the review and supervision of the Boards of the Fund and Master Fund.

The valuations reported by the Hedge Fund Managers, upon which the Master Fund calculates its fiscal period end net asset values, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds typically would be audited by such Hedge Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Interests prior to such adjustments and received their proceeds from such tenders. As a result, to the extent that such subsequently adjusted valuations from the Hedge Fund Managers or revisions to net asset value of a Hedge Fund adversely affect the Fund's net asset value, the outstanding Interests will be adversely affected by prior tenders to the benefit of Investors who tendered their Interests at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Investors who previously tendered their Interests at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Investors may be affected in a similar way.

To the extent that the Sub-Adviser invests the assets of the Fund in securities or other instruments that are not investments in Hedge Funds, the Fund will generally value such assets as described below. Illiquid or restricted securities will be valued at fair value based on information supplied by a broker. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Common stock reported through NASDAQ will be valued at market value as determined by the NASDAQ Official Closing Price. Common stock listed on domestic or foreign exchanges will be valued at market value. Market value is determined by using the last composite sales price as reported on the exchanges where such securities are traded. If no sales price is reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Exchange-traded debt securities will be valued at market value determined by using the last reported sale price or, if no sale is reported, the last reported bid price. Government securities will be valued at market value determined by using the last reported sale price or, if no sale is reported, the last reported bid price. Redeemable securities issued by a registered open-end investment company will be valued at fair value based on the investment company's net asset value per share. Other securities not exchange-traded will be valued at fair value based on prices supplied by a broker (often the sponsor or originator of the security) or by a pricing service. Listed options and futures contracts will be valued at market value determined by using the last reported sale price or, if no sale is reported, the last reported bid price. OTC options will be valued at fair value based on pricing supplied by a broker, usually the option counterparty.

Generally, net asset value is determined as of the close of regular trading on the NYSE on the applicable valuation date. However, trading in certain securities, including equity securities of non-U.S. issuers, is substantially completed each day at various times prior to the close of regular trading on the NYSE. Foreign exchange rates are also determined prior to such close. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of regular trading on the NYSE, which events as a matter of course would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Boards of the Fund and the Master Fund will regularly review their valuation policies and will update them as necessary to reflect changes in the types of securities in which the Master Fund invests.

The Adviser and the Sub-Adviser act as investment advisers to other clients that may invest in securities for which no public market price exists. The Adviser and the Sub-Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board of the Master Fund, the Sub-Adviser, or Hedge Fund Managers should prove incorrect. Also, Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a weekly or monthly basis, and it will not be possible to determine the net asset value of the Fund more frequently.

                     REPURCHASES AND TRANSFERS OF INTERESTS

NO RIGHT OF REDEMPTION

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Interests. No public market for Interests exists, and none is expected to develop in the future. Consequently, Investors generally will not be able to liquidate their investment other than as a result of repurchases of their Interests by the Fund.

REPURCHASE PROCEDURES

The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Fund's Board in its sole discretion. In determining whether the Fund should repurchase Interests from Investors pursuant to written tenders, the Fund's Board will consider the recommendations of the Adviser. The Fund does not expect to offer to repurchase Interests in the first year following the initial sale of Interests. Thereafter, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last Business Day of March, June, September and December. Investors whose initial investment in the Fund was made less than one year prior to a repurchase offer must agree not to respond to such offer.

The Fund's assets will consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Interests pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Interests in the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem its interest. Therefore, the Fund typically may withdraw all or a portion of its interest in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund will not offer to repurchase Interests unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's interests. The Master Fund's Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers. However, there are no assurances that the Master Fund's Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund's net assets, based upon, among other things, the liquidity of the Master Fund's assets. Because the Master Fund's assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund's offers.

The Fund's Board will also consider the following factors, among others, in making its determination to repurchase Interests:

      - whether any Investors have requested to tender Interests to the Fund;

            -     the liquidity of the Master Fund's assets;

            - the investment plans and working capital requirements of the Master Fund;

            - the relative economies of scale with respect to the size of the Fund;

            -     the history of the Fund in repurchasing Interests; and

            -     the economic condition of the securities markets.

The Board will determine that the Fund repurchase Interests from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and its Investors. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests (which is typically calculated once a month at the close of business on the last Business Day of each month) from the Administrator during the period the offer remains open.

Repurchases of Interests from Investors by the Fund may be paid in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Interests for repurchase. Any in-kind distribution of securities may consist of unmarketable securities (valued pursuant to procedures approved by the Board), which will be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution. The Fund does not presently intend to impose any charges in connection with repurchases of Interests. However, the Fund may, at the sole discretion of the Fund's Board, impose charges on Investors whose Interests are repurchased.

If a repurchase offer is oversubscribed by Investors who tender Interests, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor.

Interests will typically be valued for purposes of determining their repurchase price at least 65 days after the date by which Investors must submit a repurchase request (the "Valuation Date"). Payment for Interests (or portions thereof) tendered and accepted for purchase by the Fund may consist of a non-interest-bearing, non-transferable promissory note entitling an Investor to the payment described below.

If an Investor tenders its entire Interest in the Fund and the Fund purchases that Interest, the Investor will be entitled to:

      i) an initial payment equal to 90% of the unaudited net asset value of the Interest tendered and purchased, determined as of the Valuation Date (the "Initial Payment"), which will be paid to the Investor, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay the later of (a) one month after the Valuation Date or, (b) if the Fund has requested withdrawals of its capital from any Hedge Funds in order to fund the purchase of Interests, ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from any Hedge Funds; and

      ii) a contingent payment (the "Contingent Payment") equal to the excess, if any, of (a) the net asset value of the Interest tendered and purchased as of the Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Hedge Funds) over (b) the Initial Payment, which will be payable promptly after completion of the Fund's next annual audit (together with interest on the Contingent Payment at a money market instrument or similar rate to be determined by the Fund's Board or the Adviser or the Board's other designee in such person's absolute discretion).

An Investor whose partial Interest is accepted for purchase by the Fund will be entitled to payment of the unaudited net asset value of such partial Interest determined as of the Valuation Date the later of (a) thirty-five (35) days after the Valuation Date or (b) if the Fund has requested withdrawals of capital from any Hedge Funds in order to fund the purchase of Interests, ten business days after the Fund has received sufficient funds withdrawn from any Hedge Funds.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund's annual audit. The Fund may, but is not obligated to, provide Investors all or a portion of whose Interests are being repurchased with evidence of the Fund's obligation to pay for such Interests prior to the date or dates on which payment is made. Although the Fund has the option to pay all or a portion of the amount owed to tendering Investors by distributing securities, such amounts are expected to be paid entirely in cash.

Under these procedures, Investors will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Valuation Date. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests from Investors.

An Investor who tenders for repurchase only a portion of the Investor's Interests will be required to maintain a minimum account balance in the Fund as of the Valuation Date, the precise amount of which will be established from time to time by the Fund's Board and is currently $25,000. The requirement to maintain a minimum account balance when tendering a portion of an Investor's Interests may be waived from time to time in the sole discretion of the Fund's Board. If an Investor tenders a portion of such Investor's Interests and the repurchase of that portion would cause the value of the Investor's remaining Interests to fall below the required minimum, the Fund reserves the right to reduce the portion of the Interests to be purchased from the Investor so that the required minimum is maintained.

The Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2004, repurchase any of the Interests tendered in accordance with the procedures determined by the Board from time to time.

FORCED REPURCHASE

The Board may (i) cause the Fund to repurchase an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor without consent or other action by the Investor or other person, or (ii) cause an Investor to sell all or a portion of its Interest to another Investor or person, at the most recently calculated net asset value of such Investor's capital account, for any reason deemed advisable by the Board, including but not limited to situations in which:

      - the Interest (or a portion of it) has been transferred without the Adviser's or the Board's approval or the Interest (or a portion of it) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

      - ownership of the Interest (or portion of the Interest) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Investor to an undue risk of adverse tax consequence (such as the Fund no longer being taxed as a partnership, but rather as an association taxable as a corporation) or other fiscal or regulatory consequences;

      - continued ownership of the Interest (or portion of it) by the Investor or other person may be harmful or injurious to the business of the Fund, the Board, the Adviser or the Sub-Adviser, or prevent the Adviser or Sub-Adviser from receiving any fees in respect of the Fund or such Investor;

      - any of the representations and warranties made by an Investor in connection with the acquisition of an Interest (or portion of an Interest) was not true when made or has ceased to be true;

      - the value of an Investor's Interest is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

      - it would be in the best interests of the Fund, as determined by the Board in its sole discretion, for the Fund to repurchase such an Interest or portion thereof.

TRANSFER OF INTERESTS

Interests will not be traded on any securities exchange or other market. Interests may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a "Transfer"), except (i) by operation of law resulting from an Investor's death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Fund's Board or the Adviser, which consent may be withheld in each such party's sole discretion and shall not be subject to challenge by any potential assignor or assignee.

Unless the Board or the Adviser consults with counsel and counsel confirms that the Transfer will not cause the Fund to be treated as a publicly traded partnership taxable as a corporation (which confirmation shall be obtained at the expense of the transferor), the Board or the Adviser generally may not consent to a Transfer of an Interest unless the following conditions are met:
(i) the transferring Investor has been an Investor of the Fund for at least six months; (ii) the proposed Transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and (iii) the Transfer is (a) (1) one in which the tax basis of the Interest in the hands of the transferee is expected to be determined, in whole or in part, by reference to its tax basis in the hands of the transferring Investor (e.g., gifts and contributions to family entities) and (2) to members of the transferring Investor's immediate family (siblings, spouse, parents or children), or (b) a distribution from a qualified retirement plan or an individual retirement account.

Unless otherwise waived by the Board or the Adviser in each such party's sole discretion, any Transfer shall be made only upon the receipt by the Fund of an opinion of counsel (which opinion shall be obtained at the expense of the transferor) that the Transfer will be made pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and of an executed, complete and satisfactory subscription agreement. An Investor who Transfers all or any portion of an Interest in any manner may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the Transfer.

Any transferee acquiring an Interest by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the allocations and distributions allocable to the Interest so acquired, (ii) to Transfer all or any portion of an Interest in accordance with the terms of the Partnership Agreement and (iii) to tender all or any portion of an Interest for repurchase by the Fund. However, the transferee will not be entitled to the other rights of an Investor unless and until the transferee becomes a substituted Investor as specified in the Partnership Agreement. If an Investor Transfers its Interest with the approval of the Board or the Adviser, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a member.

In subscribing for an Interest, an Investor agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

                                     VOTING

The Investors shall have power to vote only: (i) for the election of directors as provided in the following paragraph; (ii) with respect to any amendment of the Partnership Agreement, to the extent and as provided therein; (iii) with respect to a conversion of the Fund to an open-end management investment company, pursuant to the provisions of the Partnership Agreement; and (iv) with respect to such additional matters relating to the Fund as may be required by the Partnership Agreement, the Fund's Bylaws, applicable law or any registration of the Fund with the SEC or any state, or as the Board may consider necessary or desirable. With respect to any matter, the Investors shall vote in proportion to their capital account balances as of the record date applicable to the consideration of such matter. There shall be no cumulative voting in the election of directors. The Investors may vote in person or by proxy. Unless the Board in its sole discretion determines otherwise, only matters set forth in the notice of a meeting may be voted on by Investors at a meeting. From time to time, the Board may seek to obtain voting instructions from Investors, in which case the Board will establish such procedures and protocols as it deems to be appropriate under the circumstances.

The Partnership Agreement provides that on any matter submitted to a vote of all Investors, all Investors entitled to vote shall vote together. There will normally be no meetings of Fund Investors for the purpose of electing members of the Board except that, in accordance with the 1940 Act: (i) the Fund will hold an Investors' meeting for the election of members of the Board at such time as less than a majority of the members of the Board holding office have been elected by Investors of the Fund; and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the members of the Board holding office have been elected by the Investors, that vacancy may be filled only by a vote of the Investors.

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will hold a meeting of the Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote Interests for which it receives no voting instructions in the same proportion as the Interests for which it receives voting instructions.

                             PORTFOLIO TRANSACTIONS

THE MASTER FUND

It is the policy of the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Master Fund will purchase securities directly from a Hedge Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Master Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Master Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser seeks to obtain the best overall terms available for the Master Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Consistent with any guidelines established by the Board of the Master Fund and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Master Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Fund's principal underwriter) and to take into account the sale of shares of the Fund if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

HEDGE FUNDS

Hedge Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund's investment in the Hedge Funds. In view of the fact that the investment program of certain of the Hedge Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Hedge Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Hedge Funds may not be transparent to the Master Fund. Each Hedge Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser and the Sub-Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Hedge Fund Managers. The Sub-Adviser expects that each Hedge Fund will generally select broker-dealers to effect transactions on the Hedge Fund's behalf substantially in the manner set forth below.

Each Hedge Fund generally will seek reasonably competitive commission rates. However, Hedge Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Master Fund would consider. Hedge Funds may not be subject to the same regulatory restrictions as the Master Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Hedge Funds.

No guarantee or assurance can be made that a Hedge Fund's brokerage transaction practices will be transparent or that the Hedge Fund will establish, adhere to, or comply with its stated practices. However, as the Hedge Funds typically are not investment companies registered under the 1940 Act and their managers often are not registered investment advisers under the Advisers Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Hedge Fund Manager or its affiliates rather than the Hedge Fund.

                               TAX CONSIDERATIONS

This discussion summarizes certain U.S. federal income tax considerations for Investors who are United States persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), and upon judicial decisions, U.S. Treasury Regulations ("Regulations"), Internal Revenue Service ("Service") rulings and other administrative materials interpreting the Code, all of which are subject to change that may or may not be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to the Fund, the Master Fund or to all categories of investors, some of whom may be subject to special rules. The tax consequences of an investment in the Fund will depend not only on the nature of the Fund's and the Master Fund's operations and the then applicable federal tax principles, but also on certain factual determinations which cannot be made at this time, and upon a particular Investor's individual circumstances. Neither the Fund nor the Master Fund has sought a ruling from the Service or any other federal, state or local agency with respect to any tax issues affecting the Fund, nor has either fund obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for federal income tax purposes.

Investors should consult their own tax advisers regarding the tax consequences to them of an investment in the Fund in light of their particular circumstances including under laws of their residence or domicile and any other local, state or federal laws.

PUBLICLY TRADED PARTNERSHIP STATUS OF THE FUND

Ropes & Gray LLP, counsel to the Fund, has advised each of the Fund and the Master Fund that in its opinion, based on factual representations of the Adviser, the Code, the Regulations as in effect on the date of the opinion and other relevant authority, each of the Fund and the Master Fund will be classified and treated as a partnership rather than an association or publicly traded partnership taxable as a corporation for federal income tax purposes. (The Board has the authority to change this classification, however.)

A partnership that is not an association or a publicly traded partnership taxable as a corporation will not itself be subject to federal income tax, but rather each investor therein will be required to take into account for each taxable year its distributive share of items of partnership income, gain, loss and deduction, substantially as though such items had been realized directly by the investor and without regard to whether any distribution by the partnership has been or will be received.

Under the Code, "publicly traded partnerships" are generally taxable as corporations for federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund and the Master Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. It is expected that the Master Fund will be eligible for the private placement safe harbor set forth in the Regulations. The Fund, on the other hand, will not be eligible for any of the safe harbors. In particular, the Fund will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Ropes & Gray LLP has rendered its opinion that, under this "facts and circumstances" test, and based upon representations of the Adviser regarding the operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be treated as readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be classified as a publicly traded partnership taxable as a corporation.

The opinion of counsel described above, however, is not binding on the Service or the courts. If it were determined that the Fund is an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, as a result of a successful challenge to such opinion by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund. The balance of this discussion of tax considerations assumes that the Fund will be classified as a partnership and not as an association or publicly traded partnership taxable as a corporation.

TAX TREATMENT OF THE FUND AND THE MASTER FUND

Unless otherwise indicated, references in the discussion below to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund or Master Fund, and those indirectly attributable to the Fund or Master Fund as a result of it being a member of an underlying Hedge Fund. In addition, for purposes of the remainder of this tax discussion, unless otherwise indicated, descriptions of the operations of the Fund also describe the operations of the Master Fund, and references to "Investors" also reference investors in the Master Fund.

As an entity treated as a partnership for tax purposes, the Fund will not itself be subject to federal income tax, but each investor in the Fund will be required to take into account in computing its U.S. federal income tax liability for each taxable year its distributive share of items of Fund income, gain, loss and deduction, substantially as though such items had been realized directly by such investor and without regard to whether any distribution by the Fund has been or will be received. The amount of tax due, if any, with respect to gains and income of the Fund is determined separately for each Investor. Following the close of the Fund's taxable year and the receipt of relevant tax information from the Hedge Funds, the Fund will provide each Investor with a Schedule K-1 indicating the Investor's distributive share of the Fund's income, gain, loss and deduction. Each Investor is responsible for keeping its own records for determining such Investor's tax basis in its Interest and reporting any gain or loss from the disposition of such Interest.

Investors in the Fund may be subject to state, local and foreign taxes and filing requirements in jurisdictions in which the Fund acquires interests in Hedge Funds and, in the case of Hedge Funds that are pass-through entities for these purposes ("Pass-Through Funds"), the jurisdictions in which such Hedge Funds directly or indirectly invest or operate. Investors should consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of the purchase and ownership of an Interest in the Fund.

TAX ALLOCATIONS

Allocations of taxable income, gain, loss, deductions and credits of the Fund will be made in accordance with the economics of the Fund as determined in the discretion of the Adviser. The Adviser is authorized to interpret and apply and, if necessary, vary the tax allocation provisions so as to comply with Code Sections 704 and 706 and applicable Regulations. The Adviser has the discretion to make special allocations (including allocations of ordinary income or short-term capital gain or loss) for federal income tax purposes to a withdrawing Investor, to the extent that its capital account exceeds its federal income tax basis (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death) in its interests. There can be no assurance, however, that the Service will accept the Fund's allocations. If the allocation method used by the Fund were not respected for U.S. federal income tax purposes, an Investor could be required to recognize more or less taxable income than the Investor was allocated.

TAX DETERMINATIONS AND ELECTIONS

The Adviser is authorized to make, on behalf of the Fund, all tax determinations and elections in its sole discretion, including an election under Section 754 of the Code to adjust the basis of Fund property upon distributions or transfers of Interests. The Adviser will decide how to report the Fund items on the tax returns of the Fund, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax return of the Fund is audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Adviser is designated as the "Tax Matters Partner" of the Fund and as such has considerable authority to make decisions affecting the tax treatment and procedural rights of the Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors of the Fund to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items. In determining how to report the Fund's tax items on its tax returns, the Adviser will rely on certain tax determinations made by the underlying Hedge Funds.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

An Investor receiving cash from the Fund in connection with the Investor's complete withdrawal from the Fund will generally recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interests. In general, any gain or loss realized upon a withdrawal will be treated as long-term capital gain or loss if all of the Interest has been held as a capital asset for more than 12 months. Otherwise, such capital gain or loss will be short-term. However, an Investor will recognize ordinary income to the extent such Investor's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) exceeds the Investor's share of the basis in those unrealized receivables. An Investor receiving a cash non-liquidating distribution (e.g., in connection with a repurchase of a portion of the Investor's Interest) will recognize gain and income in a similar manner but only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis of its interests.

If an Investor acquires portions of its Interest at different times (or acquires its entire Interest in a single transaction resulting in different holding periods under the Code), such Investor's Interest generally will have a divided holding period, which could cause such Investor to recognize more or less short-term and long-term capital gain or loss than it would have recognized if its Interest had a single holding period. An Investor generally determines the portion of its Interest to which a holding period relates based on the fraction, the numerator of which is equal to the fair market value of the portion of the Interest received in the transaction to which the holding period relates, and the denominator of which is the fair market value of its entire Interest (determined immediately after the transaction). If an Investor's Interest has a divided holding period, any capital gain or loss that such Investor recognizes as a result of a distribution from the Fund will be divided between long-term and short-term capital gain or loss in the same proportion that the holding period is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less (as described in the previous sentence).

As indicated above, the Adviser has the discretion to make a special allocation of income or loss for federal income tax purposes to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its federal income tax basis in its interests. Such an allocation may result in a withdrawing Investor recognizing more ordinary income and less long-term capital gain than the Investor would otherwise have recognized.

An Investor's receipt of a distribution of property from a partnership is generally not taxable. However, the tax law generally requires a partner in a partnership to recognize gain on a distribution by the partnership of marketable securities, to the extent that the value of such securities exceeds the partner's adjusted basis in its partnership interest. This requirement does not apply, however, to distributions to "eligible partners" of an "investment partnership," as those terms are defined in the Code. The Adviser intends to operate the Fund so that it will qualify as an "investment partnership," although there can be no assurance that it will be successful in this regard. If the Fund qualifies as an investment partnership, each Investor should qualify as an "eligible partner," provided that such Investor contributes only cash and certain other liquid property to the Fund. Special rules apply to the distribution of property to an Investor who contributed other property to the Fund and to the distribution of such contributed property to another Investor. Investors should consult their own tax advisers regarding the tax treatment of distributions and redemption proceeds, including the tax treatment of distributions of assets in kind.

CHARACTER AND TIMING OF INCOME

The Fund's income and gains, if any, may consist of ordinary income, short-term capital gains and/or long-term capital gains. Accordingly, Investors should not expect that any portion of any taxable income of the Fund will necessarily consist of long-term capital gains taxable at reduced rates, although some or all of the taxable losses (if any) realized by the Fund in a taxable year may consist of long-term capital losses, the deductibility of which is subject to certain limitations. The investment strategies of the Fund, the Master Fund and Pass-Through Funds, including certain investments and hedging transactions, may result in the Fund, the Master Fund and the Pass-Through Funds being subject to special tax rules (including Code Section 988 (relating to non-U.S. currency transactions), "short sale" rules, "straddle" rules, mixed straddle rules, Code
Section 1256 (relating generally to marking to market of certain futures and other contracts), conversion transaction rules and Code Section 1259 (constructive sale rules)) that defer taxable losses or accelerate taxable income, cause investors to be taxed on amounts not representing economic income, cause adjustments in the holding periods of securities, convert long-term capital gains into short-term capital gains or ordinary income or convert short-term capital losses into long-term capital losses.

The Fund may indirectly gain exposure to a Hedge Fund by the Master Fund's purchase of a structured note, swap or other contract. As a result, the Master Fund could bear a greater tax burden with respect to such instruments than it would bear if it were investing directly in a Hedge Fund. Alternatively, the Fund may be treated as engaging in a constructive ownership transaction. If the Fund has long-term capital gain from a constructive ownership transaction, the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

EFFECT OF STRADDLE RULES AND WASH SALES ON INVESTORS' SECURITIES POSITIONS

The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by reason of its investment in the Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities. Application of the "wash sales" rules to the transactions of the Fund, the Master Fund or Pass-Through Funds would cause all or a portion of any loss realized upon a taxable disposition of securities held (directly or indirectly) by an Investor to be disallowed if substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased securities will be adjusted to reflect the loss.

SPECIAL CONSIDERATIONS FOR TAX-EXEMPT INVESTORS

Under current U.S. federal income tax law, income tax is imposed on the unrelated business taxable income, as defined in Code Section 512 ("UBTI") of tax-exempt investors subject to the tax. In addition, a certain portion of income derived from debt-financed property is required to be included in UBTI. The Fund is expected to generate UBTI. If a tax-exempt investor were to become an Investor and the Fund were to generate UBTI, the Investor would be required to file a tax return and could incur tax liability on such Investor's share of that UBTI.

Because charitable remainder trusts (including charitable remainder annuity trusts and charitable remainder unitrusts) are not exempt from federal income taxation in any year in which such trust realizes UBTI, the trust's investment in the Fund could cause such an Investor to be required to pay tax on all of its income (including income not from the Fund and income other than UBTI). Investors should consult with their own tax advisers concerning the possible effects of UBTI on their own tax situations as well as the general tax implications of an investment in the Fund.

POTENTIAL LIMITATIONS ON THE USE OF LOSSES AND THE DEDUCTIBILITY OF EXPENSES

The Fund is not expected to be engaged in activities to which the "passive activity loss" provisions of the Code would apply. As a result, an Investor's share of any losses from the Fund is not expected to be subject to disallowance under the passive activity loss limitations. On the other hand, an Investor that is subject to the passive activity loss provisions is not expected to be able to offset its share of income and gain from the Fund against any losses that are subject to the passive activity loss limitations. Accordingly, an Investor subject to the passive activity loss provisions should not invest in the Fund with the expectation of offsetting such Investor's share of income and gain from the Fund against losses derived from passive activities.

Certain expenses of the Fund, including fees paid by the Master Fund to the Adviser, are expected to be treated as miscellaneous itemized deductions of the Fund for U.S. federal income tax purposes. For U.S. federal income tax purposes, individuals and certain trusts or estates that hold interests (directly or through a partnership, Subchapter S corporation or grantor trust) may deduct such expenses in a taxable year only to the extent that their aggregate miscellaneous itemized deductions for the year exceed 2% of their adjusted gross incomes for the year. In addition, in the case of individuals whose adjusted gross income exceeds a certain inflation-adjusted threshold, the aggregate itemized deductions allowable for the year will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable threshold or (ii) 80% of the aggregate itemized deductions otherwise allowable for the taxable year (determined after giving effect to the 2% limitation described above and any other applicable limitations). The U.S. Treasury Department has issued regulations prohibiting the deduction through partnerships of amounts which would be nondeductible if paid by an individual. These limitations may apply to certain fees and expenses of the Fund, such as the Advisory Fee paid by the Master Fund. The amounts of these fees and expenses will be separately reported to the Investors and, as indicated above, will be deductible by an individual Investor to the extent that the Investor's miscellaneous deductions exceed 2% of the Investor's adjusted gross income, but only if the Investor itemizes deductions. Pursuant to tax legislation enacted in 2001, for tax years beginning after December 31, 2005, the limitation on itemized deductions will be gradually reduced until December 31, 2009, after which time it will no longer apply. The legislation will expire and the limitation on deductions will return to pre-2006 levels after December 31, 2010, unless Congress enacts tax legislation providing otherwise. If the Fund is deemed to be a trader in securities, the 2% and 3% limitations will not apply.

Interest on amounts borrowed to acquire or carry investment assets (which may include all or part of an Investor's share of the Fund's interest expense and/or interest on debt incurred to make an investment in the Fund) is expected to be investment interest and therefore is expected to be deductible only to the extent of the Investor's investment income.

WITHHOLDING

The Fund (directly or indirectly through its investments in other funds) may make investments in countries outside the U.S. It is possible that such investments could cause some of the income or gains of the Fund to be subject to withholding or other taxes of non-U.S. jurisdictions, especially if the Fund were considered to be conducting a trade or business in the applicable country through a permanent establishment. Such foreign taxes may be reduced or eliminated by applicable income tax treaties. The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. Some Investors may not be eligible for certain or any treaty benefits. Subject to certain limitations, for U.S. federal income tax purposes an Investor (through its investment in the Fund) may be entitled to claim a credit for its allocable share of any non-U.S. tax incurred by the Fund, including withholding taxes, so long as such non-U.S. tax qualifies as a creditable income tax under the applicable Regulations. Alternatively, an Investor may elect to deduct its share of such non-U.S. taxes for U.S. federal income tax purposes.

"PHANTOM" INCOME FROM CERTAIN FOREIGN EQUITY INVESTMENTS

Certain non-U.S. investments of Pass-Through Funds, including investments in "controlled foreign corporations," "foreign personal holding companies," "personal holding companies" and "passive foreign investment companies," may cause an Investor to recognize taxable income prior to the Fund's receipt of distributable proceeds, pay an interest charge on receipts that are deemed as having been deferred or recognize ordinary income that otherwise would have been treated as capital gain. In addition, certain of these investments may require Investors to file special tax forms.

CERTAIN REPORTING REQUIREMENTS WITH RESPECT TO NON-U.S.  INVESTMENTS

An Investor may be subject to certain reporting requirements that may require such Investor to file information returns with the Service with respect to certain transfers of cash or property by the Fund to a non-U.S. partnership. The Investor will be relieved of these reporting requirements if the Fund reports the transfer. The Fund intends to report such transfers.

An Investor also may be required to report certain transfers by the Fund to a non-U.S. corporation if, in general, such Investor's proportionate share of the investment held through the Fund, as well as directly or by attribution, exceed certain thresholds. Under current Regulations, this reporting must be made by the Fund's Investors and may not be satisfied by the Fund. In addition, an Investor that acquires, directly or indirectly through the Fund, 10% by vote or value of the stock of a non-U.S. corporation must report certain acquisitions or dispositions of, or proportional changes of, its interest in the non-U.S. corporation. It is not expected that an Investor's indirect interest in a Fund investment in a non-U.S. corporation will equal 10% of the voting power of the non-U.S. corporation by reason of the Fund's share of such an investment. The Fund has not committed to provide information about the Fund's investments that may be needed to complete any reporting requirements. Investors are urged to consult with their own tax advisers with respect to these reporting requirements.

U.S. TAX SHELTER RULES

The Fund may engage in transactions or make investments that would subject the Fund, its Investors that are obliged to file U.S. tax returns and/or its advisers to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the Service, including to the Service's Office of Tax Shelter Analysis (the "Tax Shelter Rules"). A transaction may be subject to reporting or disclosure if it is described in any of several categories of transactions, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds (including foreign currency losses), that result in large tax credits from assets held for 45 days or less, that result in the existence of significant book-tax differences or that are offered under conditions of confidentiality. Although the Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that the Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, an Investor may have disclosure obligations with respect to its interest in the Fund if the Investor (or the Fund in certain cases) participates in a reportable transaction. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THEIR OBLIGATION TO REPORT OR DISCLOSE TO THE SERVICE INFORMATION ABOUT THEIR INVESTMENT IN THE FUND AND PARTICIPATION IN THE FUND'S INCOME, GAIN, LOSS OR DEDUCTION WITH RESPECT TO TRANSACTIONS OR INVESTMENTS SUBJECT TO THESE RULES. In addition, pursuant to these rules, the Fund may provide to its advisers identifying information about the Fund's investors and their participation in the Fund and the Fund's income, gain, loss or deduction from those transactions or investments, and the Fund or its advisers may disclose this information to the Service upon its request. There is also legislation currently pending, possibly with retroactive effect, that would expand the scope of these reporting and disclosure rules and that would impose significant penalties for failure to comply with these rules.

NO TAX BENEFITS EXPECTED

Because it is expected that an investment in the Fund will not reduce the cumulative tax liability of an Investor in any year as a result of tax losses, deductions or credits, prospective Investors should not invest with the expectation of receiving any such tax benefits.

STATE AND LOCAL TAXES AND FILING REQUIREMENTS

An Investor of the Fund may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund operates, as well as in such Investor's own state or locality of residence or domicile. In addition, the Fund itself may be subject to tax liability in certain jurisdictions in which it operates, and an Investor may be subject to tax treatment in such Investor's own state or locality of residence or domicile different from that described above with respect to its investment in the Fund.

CERTAIN TAX CONSIDERATIONS FOR NON-U.S.  INVESTORS

It is not currently expected that the Fund will be offered to non-U.S. investors. An investment in the Fund by a nonresident alien, foreign corporation, foreign partnership, foreign estate or foreign trust may subject such non-U.S. investors to U.S. federal, state and local income taxation on such investment and may require such non-U.S. investors to file U.S. federal, state and local income tax returns.

SUMMARY; LAWS SUBJECT TO CHANGE

The preceding discussion is intended as a summary of certain U.S. federal income tax consequences of an investment in the Fund. Because many of these consequences will vary from one Investor to another, the summary does not address all of the provisions of the Code that might be applicable to a particular Investor. Moreover, changes in applicable tax laws after the date of this Prospectus may alter anticipated tax consequences. Neither the Adviser, the Fund nor any of their counsel or consultants assume any responsibility for the tax consequences to any Investor of an investment in the Fund.

Prospective Investors are urged to consult their own tax advisers with specific reference to their own tax situations and potential changes in the tax laws applicable to an investment in the Fund.

                          CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to ERISA or the prohibited transaction rules of Section 4975 of the Code (each, an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan,

Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the potential UBTI resulting from the investment (see "Tax Considerations -- Special Considerations for Tax-Exempt Investors"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser and the Sub-Adviser will not be fiduciaries within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes an Investor in the Fund, solely as a result of the ERISA Plan investment in the Fund.

The Board (or its designee) will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates. Each of such persons may be deemed to be a party in interest with respect to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

                               GENERAL INFORMATION

DESCRIPTION OF THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on May 13, 2003 and converted to a limited partnership under the laws of the State of Delaware on June 30, 2003, and has limited operating history. The Fund's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund's Prospectus and SAI are available upon request and without charge by writing to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. The telephone number of the Fund is 1-800-DIAL-SEI.

SECURITIES OUTSTANDING

As of the date of this Prospectus, there are no securities of the Fund outstanding. [SEI: IS $100 INVESTMENT STILL IN PLACE?]

LEGAL PROCEEDINGS

None of the Fund, the Master Fund, the Adviser, the Sub-Adviser or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

REPORTS; FISCAL YEAR

The Fund's fiscal year will end on March 31. The Fund anticipates sending to Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Investors also will be sent monthly reports regarding the Fund's operations during each month. Any Investor may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund's tax year will end on December 31. After the end of each tax year of the Fund, each Investor will receive a partnership Schedule K-1, reporting the taxable items of income, gain, loss and deduction for the prior tax year. Because Schedules K-1 for Investors cannot be completed until the Fund receives Schedules K-1 from all the Hedge Funds in which the Master Fund invests, the Fund does not expect that Investors will receive a Schedule K-1 prior to April
15. Consequently, Investors should expect to request extensions of filing deadlines for their tax returns.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

The Board has selected Ernst & Young LLP as the independent auditors of the Fund. Ernst & Young LLP's principal business address is 2001 Market Street, Philadelphia, Pennsylvania 19103.

The law firm of Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111, serves as legal counsel to the Fund and the Adviser.

                      SUMMARY OF THE PARTNERSHIP AGREEMENT

An Investor will be a limited partner of the Fund and his or her rights in the Fund will be established and governed by the Partnership Agreement which is attached as Appendix A to this Prospectus. An Investor and his or her advisers should carefully review the Partnership Agreement as each Investor will agree to be bound by its terms and conditions. The following is a summary description of additional provisions of the Partnership Agreement that may not be described elsewhere in this Prospectus. The description of such provisions is not definitive and reference should be made to the complete text of the Partnership Agreement.

INTERESTS; INVESTORS

The Board (or its designee) may admit Investors to the Fund from time to time upon the completion by a prospective investor, and the acceptance of the same by the Board (or its designee), of the subscription documents. The subscription documents shall specify the capital contribution to be made by a prospective investor. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Investors in the Fund. The Adviser and its affiliates may, but are under no obligation to, invest in the Fund, and may subscribe for Interests or have their Interests repurchased by the Fund without notice to other Investors. Any purchase or repurchase of Interests by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in this Prospectus and the SAI.

Persons to whom Interests are transferred in accordance with the Partnership Agreement will be Investors, subject to such person meeting any transferability requirements. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Partnership Agreement. By subscribing for Interests, each Investor agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Investor in violation of the Partnership Agreement or any misrepresentation made by that Investor in connection with any such transfer.

GENERAL PARTNER

SEI Funds, Inc., a Delaware corporation, shall be the initial general partner of the Fund (the "General Partner"). Pursuant to Section 17-403 of the Delaware Act and except as provided in the Partnership Agreement, the General Partner has delegated the management and control of the business and affairs of the Fund to the Board. The General Partner has been admitted without acquiring an Interest in the Fund, although the General Partner may acquire an Interest in the Fund, in its capacity as a general partner of the Fund, at any time. The General Partner may withdraw from the Fund at any time, in its sole discretion, by giving one year's prior written notice to the Board. No director or Investor shall have the right, power or authority to remove the General Partner or cause the General Partner to withdraw from the Fund, except to the extent such right, power or authority may be conferred on them by law.

AMENDMENTS TO PARTNERSHIP AGREEMENT

In general, the Partnership Agreement may be amended by an instrument in writing signed by a majority of the Board when authorized to do so by a Majority Vote.

Any amendment that would (i) increase the obligation of an Investor to make any contribution to the capital of the Fund or (ii) reduce the capital account of an Investor other than in accordance with the provisions of the Partnership Agreement may be made only if (x) the written consent of each Investor adversely affected thereby is obtained prior to the effectiveness thereof, or (y) such amendment does not become effective until (A) each Investor has received written notice of such amendment and (B) any Investor objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Fund.

Notwithstanding the foregoing, amendments having the purpose of changing the name of the Fund, supplying any omission, curing any ambiguity, curing, correcting or supplementing any defective or inconsistent provision of the Partnership Agreement, ensuring compliance with applicable laws or regulations, making changes necessary or advisable under applicable tax laws or regulations, restating the Partnership Agreement together with any amendments to it duly adopted to incorporate these amendments into a single, integrated document, or making any non-material change may be effected by the Board without the consent of Investors. The Board will notify Investors of any amendment to the Partnership Agreement (other than restatements into a single, integrated document) and will provide the text of the amendment or a summary thereof and a statement that the text thereof will be furnished to any Investor upon request.

LIMITED LIABILITY

The Fund is a Delaware limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Section 17-101, et seq. (as amended from time to time, the "Delaware Act"). The Delaware Act provides that Investors will have limited liability with respect to the Fund and third parties, except to the extent otherwise provided in the Partnership Agreement. Under the Partnership Agreement, an Investor will not be personally liable solely by reason of its being or having been an Investor except to the extent of its capital account and any additional amounts that may be required to be paid as a result of the Investor's breach of the terms of the Partnership Agreement.

Under the terms of the Partnership Agreement, the Fund has agreed to indemnify its general partner, each member of its Board and its officers (including such persons who serve at the Fund's request as directors, officers, members, partners or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a "Fund Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Fund or its Investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person's office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

The Partnership Agreement further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Partnership Agreement protects a member of the Board against any liability to which the member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TERM; DISSOLUTION; LIQUIDATION

The Fund shall have perpetual existence and shall continue until dissolved as set forth in the Partnership Agreement. The Fund may be dissolved upon the happening of: (i) the written determination of the Board to dissolve the Fund;
(ii) the entry of a decree of judicial dissolution under Section 17-802 of the Delaware Act; (iii) the withdrawal of the General Partner, unless (a) at such time there remains at least one general partner who elects to continue the business of the Fund, (b) the Board, by majority vote, elects to continue the business of the Fund and appoint, effective as of the date of the General Partner's withdrawal, one or more additional general partners, or (c) within 90 days after the withdrawal, Investors whose capital account balances represent in the aggregate at least a majority of the total balance of all capital accounts entitled to vote, elect to continue the business of the Fund and appoint, effective as of the date of the General Partner's withdrawal, one or more additional general partners; or (iv) a Majority Vote of the Investors to dissolve the Fund, at a meeting called by the Board pursuant to the following sentence. The Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period beginning after January 1, 2004, repurchase any of the Interests tendered in accordance with the procedures determined by the Board from time to time.

On dissolution of the Fund, the Board shall have full power and authority to liquidate and distribute, in cash or in kind, the Net Assets (as defined in the Partnership Agreement) of the Fund to the Investors. Any such distribution shall be made solely from the Fund's assets. Each Investor shall be furnished with a statement which sets forth the assets and liabilities of the Fund as at the date of complete liquidation, and each Investor's share thereof. Following the payment or discharge, or the making of reasonable provision for the payment or discharge, of the Fund's liabilities (including contingent liabilities), and the distribution of the Fund's assets, the Investors shall cease to be such, and a certificate of cancellation for the Fund shall be filed with the State of Delaware.

MERGER AND CONSOLIDATION; CONVERSION

The Fund may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 17-211 of the Delaware Act. Such agreement of merger or consolidation may, to the extent permitted by Section 17-211(g) of the Delaware Act, (i) effect any amendment to the Partnership Agreement, (ii) effect the adoption of a new partnership agreement for the Fund if it is the surviving or resulting limited partnership in the merger or consolidation, or (iii) provide that the partnership agreement of any other constituent limited partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the partnership agreement of the surviving or resulting limited partnership.

The Board, without the vote of the Investors, may cause (i) the Fund to convert to a corporation, statutory trust or association, a real estate investment trust, a common-law trust, a general partnership (including a limited liability partnership) or a limited liability company, organized, formed or created under the laws of the State of Delaware, as permitted pursuant to Section 17-219 of the Delaware Act and (ii) in connection with any such conversion, any outstanding Interests to be exchanged or converted into securities of or interests in the business form into which the Fund is converted under or pursuant to any state or federal statute to the extent permitted by law.

                          TABLE OF CONTENTS OF THE SAI

Cover Page.............................................................
Table of Contents......................................................
Additional Investment Policies.........................................1
Fundamental Investment Policies........................................1
Additional Information on Investment Techniques of Hedge Funds and
Related Risks..........................................................2
Management............................................................13
Control Persons and Principal Holders of Securities...................19
Investment Advisory and Other Services................................19
Brokerage Allocation and Other Practices..............................21
Tax Status............................................................21
Financial Statements..................................................21
Appendix A - Ratings of Corporate Bonds and Commercial Paper.........A-1

                           [BACK COVER OF PROSPECTUS]

                              SEI OPPORTUNITY, L.P.
                       LIMITED LIABILITY COMPANY INTERESTS

                                   PROSPECTUS

Until __________, 2003 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these Interests, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.

ADVISER                                        INVESTOR SERVICING AGENT
SEI Investments Management Corporation         SEI Investments Global Funds
                                               Services

SUB-ADVISER                                    CUSTODIAN AND ESCROW AGENT
Pacific Alternative Asset Management Company,  SEI Private Trust Company
LLC

ADMINISTRATOR                                  LEGAL COUNSEL
SEI Investments Global Funds Services          Ropes & Gray LLP

DISTRIBUTOR                                    INDEPENDENT AUDITORS
SEI Investments Distribution Co.               Ernst & Young LLP

                                                                      APPENDIX A

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                           SEI OPPORTUNITY FUND, L.P.

                      SUBJECT TO COMPLETION, DATED August 29, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                 ________, 2003

                           SEI OPPORTUNITY FUND, L.P.

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (610) 676-1114
                                 (800) DIAL-SEI

The Prospectus of SEI Opportunity Fund, L.P. (the "Fund"), dated ______, 2003, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting the Fund at the address or telephone numbers provided above. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund's Prospectus.

The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission ("SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES...............................................1

FUNDAMENTAL INVESTMENT POLICIES..............................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

OF HEDGE FUNDS AND RELATED RISKS.............................................2

MANAGEMENT..................................................................13

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................19

INVESTMENT ADVISORY AND OTHER SERVICES......................................19

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................21

TAX STATUS..................................................................21

FINANCIAL STATEMENTS........................................................21

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...............A-1

                         ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and SEI Opportunity Master Fund, L.P. (the "Master Fund"), as well as the principal risks associated with the Fund's and the Master Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The various private investment funds ("Hedge Funds") in which the Master Fund invests are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

                         FUNDAMENTAL INVESTMENT POLICIES

The Fund's stated fundamental investment policies, listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Interests"). The Master Fund has adopted the same fundamental investment restrictions as the Fund; such restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Master Fund. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means a vote of the lesser of: (i) 67% of the Interests present at a meeting at which holders of more than 50% of the outstanding Interests are present in person or by proxy; or (ii) more than 50% of the outstanding Interests. No other policy, including the Fund's or the Master Fund's investment objective, is a fundamental investment policy of the Fund or the Master Fund, respectively, except as expressly stated. Within the limits of the Fund's and the Master Fund's fundamental investment policies, each of the Fund's and the Master Fund's management has reserved freedom of action. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, each of the Fund and the Master Fund may not:

      (1)   borrow money;

      (2) invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Master Fund is not considered part of any industry;

      (3)   issue senior securities;

      (4)   underwrite securities issued by other persons;

      (5)   purchase or sell real estate and real estate mortgage loans;

      (6) purchase or sell commodities or commodity contracts including futures contracts; and

      (7)   make loans to other persons.


With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's and the Master Fund's fundamental investment policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's and the Master Fund's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of the Master Fund are invested, but will apply to investments made by the Fund and the Master Fund directly (or any account consisting solely of the Fund's or the Master Fund's assets).

         ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF HEDGE FUNDS
                               AND RELATED RISKS

As discussed in the Prospectus, the Fund intends to pursue its investment objective by investing substantially all of its assets in the Master Fund, which in turn intends to invest its assets in Hedge Funds, many of which will pursue "hedged" investment strategies. SEI Investments Management Corporation, the investment adviser to the Fund and the Master Fund (the "Adviser"), will oversee the investment advisory services provided to the Fund and the Master Fund. Pacific Alternative Asset Management Company, LLC (the "Sub-Adviser") serves as sub-adviser to the Fund and the Master Fund. Additional information regarding the types of securities and financial instruments in which the managers of the Hedge Funds ("Hedge Fund Managers") may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below. As there is no limit on the types of investments the Hedge Funds may make, however, this cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Hedge Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

EQUITY SECURITIES. A Hedge Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Hedge Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-headings "Foreign Securities" and "Foreign Currency Transactions." Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

A Hedge Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over the counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of these companies' earnings potential or assets.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a

Hedge Fund is called for redemption, the Hedge Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on a Hedge Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

FIXED-INCOME SECURITIES. A Hedge Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

A Hedge Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and
(iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

FOREIGN SECURITIES. A Hedge Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

Investment income received by a Hedge Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Hedge Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Hedge Fund's assets to be invested within various countries is not known.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Hedge Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or to hedge the U.S. dollar value of securities it owns.

A Hedge Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Hedge Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Hedge Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Hedge Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Hedge Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Hedge Fund is obligated to deliver. If a Hedge Fund retains the portfolio security and engages in offsetting transactions, the Hedge Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Hedge Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Hedge Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Hedge Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Hedge Fund will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a Hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect a Hedge Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Hedge Fund at one rate, while offering a lesser rate of exchange should the Hedge Fund desire to resell that currency to the dealer.

MONEY MARKET INSTRUMENTS. The Master Fund and the Hedge Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Master Fund's Adviser or Hedge Fund Managers deem appropriate under the circumstances. The Master Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Master Fund or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Master Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund or Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund or Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Master Fund or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Fund or a Hedge Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund's investment portfolio.

SHORT SALES. A Hedge Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Hedge Fund believes possess volatility characteristics similar to those being hedged. In addition, a Hedge Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Hedge Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Certain Hedge Funds may consider short selling to be a significant part of their investment strategy.

To effect a short sale, a Hedge Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Hedge Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Hedge Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Hedge Fund's portfolio, which, in turn, could result in losses to the Fund. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that securities necessary to cover a short position will be available for purchase.

A Hedge Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Hedge Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

DERIVATIVES. A Hedge Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. The investment adviser of a Hedge Fund may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Hedge Fund will succeed, or that a particular hedging instrument will be available for use by the Hedge Fund.

OPTIONS AND FUTURES. A Hedge Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Hedge Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Hedge Fund also may include options on baskets of specific securities.

A Hedge Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes the Hedge Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books or with the Hedge Fund's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Hedge Fund during the term of the option to a decline in price of the underlying security while depriving the Hedge Fund of the opportunity to invest the segregated assets.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Hedge Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Hedge Fund would be entitled to exercise the option should it deem it advantageous to do so.

A Hedge Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Hedge Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Hedge Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Hedge Fund that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Hedge Fund to substantial losses, which may result in losses to the Fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Hedge Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those for currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Hedge Fund also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Hedge Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Hedge Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDICES. A Hedge Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to its investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

RIGHTS AND WARRANTS. A Hedge Fund may invest in common stock rights and warrants believed by the investment adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Hedge Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Hedge Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

BANK LOANS AND PARTICIPATIONS. A Hedge Fund may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Hedge Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

Although a Hedge Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Hedge Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Hedge Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be under collateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Hedge Fund, the Hedge Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. A Hedge Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Hedge Fund's investment is in a bank loan acquired from another lender, the Hedge Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Hedge Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Hedge Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Hedge Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

SWAPS. A Hedge Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Hedge Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

INTEREST RATE SWAPS. A Hedge Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap";

interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

EQUITY INDEX SWAPS. A Hedge Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Hedge Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Hedge Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

CURRENCY SWAPS. A Hedge Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Hedge Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Hedge Fund's performance will be adversely affected. If there is a default by the other party to such a transaction, the Hedge Fund will have contractual remedies pursuant to the agreements related to the transaction.

TOTAL RETURN SWAPS. A Hedge Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Hedge Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Certain swap agreements into which a Hedge Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Hedge Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Hedge Fund is contractually obligated to make. If the other party to a swap defaults, the Hedge Fund's risk of loss consists of the net amount of payments that the Hedge Fund contractually is entitled to receive.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

DISTRESSED CREDITS. A Hedge Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the power of the Bankruptcy Court to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Hedge Fund of the security in respect to which such distribution was made.

                                   MANAGEMENT

The Board of Directors of the Fund (the "Board") and the Board of Directors of the Master Fund (the "Master Fund's Board") provide broad oversight over the operations and affairs of the Fund and the Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Fund and the Master Fund, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's and the Master Fund's business, respectively. The Board and the Master Fund's Board exercise the same powers, authority and responsibilities on behalf of the Fund and the Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors of the Board and the Master Fund's Board are not required to contribute to the capital of the Fund or the Master Fund or to hold Interests of the Fund or interests in the Master Fund. A majority of the Directors of the Board and the Master Fund's Board are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund and the Master Fund, respectively (collectively, the "Independent Directors"). The Independent Directors perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and officers of each the Fund and the Master Fund and brief biographical information regarding each Director and officer during the past five years is set forth below. Unless otherwise noted, the business address of each officer and Director is c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Director who is deemed to be an "interested person" of the Fund and the Master Fund, as defined in the 1940 Act, is indicated by an asterisk.

                                                                                NUMBER OF
                                                                             PORTFOLIOS IN
                                                                              FUND COMPLEX
  NAME, AGE AND ADDRESS OF    LENGTH OF       PRINCIPAL OCCUPATION(S)         OVERSEEN BY            OTHER DIRECTORSHIPS
    INDEPENDENT DIRECTORS    TIME SERVED        DURING PAST 5 YEARS            DIRECTOR**              HELD BY DIRECTOR
  ------------------------   -----------      -----------------------         -----------            -------------------
Nina Lesavoy (age)           Since 2003       Cue Capital, Partner            Two                    None
840 Park Avenue                               Advisor in Marketing and
New York NY 10021                             Fund raising to Alternative
                                              Managers, 2002-Present. Head
                                              of Sales, Investor force,
                                              2000-2002. Head of Sales and
                                              Client Services, Invesco
                                              Capital, 1987-2000.

George J. Sullivan (61)     Since 2003        Self Employed Consultant,       Sixty-eight            Trustee, State Street
7 Essex Green Drive,                          Newfound Consultants                                   Navigator Securities
Suite 52B                                     Inc., since April 1997.                                Lending Trust; Trustee,
Peabody, MA 01960                                                                                    The Fulcrum Trust
                                                                                                     Director, The Arbor
                                                                                                     Fund, Director, The
                                                                                                     Advisors Inner Circle
                                                                                                     Fund, Director, MDL Fund,
                                                                                                     Director, Expedition Fund
                                                                                                     (Allmerica Insurance).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                      FUND COMPLEX
  NAME, AGE AND ADDRESS OF       LENGTH OF       PRINCIPAL OCCUPATION(S)              OVERSEEN BY         OTHER DIRECTORSHIPS
    INDEPENDENT DIRECTORS       TIME SERVED        DURING PAST 5 YEARS                 DIRECTOR**           HELD BY DIRECTOR
  ------------------------      -----------      -----------------------              -----------         -------------------
Robert A. Nesher* (57)          Since 2003       Chairman of the Board,                Sixty-eight        Trustee, State Street
                                                 SEI Fund and SEI II Fund.                                Navigator Securities
                                                                                                          Lending Trust; Trustee,
                                                                                                          The Fulcrum Trust
                                                                                                          Director, The Arbor
                                                                                                          Fund, Director, The
                                                                                                          Advisors Inner Circle
                                                                                                          Fund, Director, MDL Fund,
                                                                                                          Director, Expedition Fund
                                                                                                          (Allmerica Insurance).

                             POSITION(S) HELD WITH EACH OF THE
NAME, AGE AND ADDRESS             FUND AND THE MASTER FUND                          PRINCIPAL OCCUPATION(S)
    OF OFFICERS                  AND LENGTH OF TIME SERVED                             DURING PAST 5 YEARS
---------------------        ---------------------------------               --------------------------------------
Kevin P. Robins (42)         President, since 2003                           Employed by SEI Investments.

Michael J. Leahy (40)          Treasurer, since 2003                         Employed by SEI Investments since 2002.
                                                                             Treasurer, Goldman Sachs Princeton LLC,
                                                                             1997-2002.

Timothy D. Barto (35)          Vice President and Secretary, since 2003      Employed by SEI Investments since 1999.
                                                                             Vice President and Assistant Secretary
                                                                             of the Adviser, the Distributor and
                                                                             certain of their affiliates since
                                                                             December 1999.

Todd B. Cipperman (37)         Vice President and Assistant                  Senior Vice President and General
                               Secretary, since 2003                         Counsel of SEI Investments; Senior Vice
                                                                             President, General Counsel and Secretary
                                                                             of the Adviser and the Distributor since
                                                                             2000. Vice President and Assistant
                                                                             Secretary of SEI Investments, the
                                                                             Adviser and the Distributor, 1995-2000.

Lydia A. Gavalis (38)          Vice President and Assistant                  Vice President and Assistant Secretary of SEI
                               Secretary, since 2003                         Investments, the Adviser and the Distributor
                                                                             since 1998.

Christine M. McCullough (42)   Vice President and Assistant                  Employed by SEI Investments since
                               Secretary, since 2003                         November 1999. Vice President and
                                                                             Assistant Secretary of the Adviser, the
                                                                             Distributor and certain of their
                                                                             affiliates since December 1999.
                                                                             Associate, White and Williams LLP (law
                                                                             firm), 1991-1999.

John C. Munch (32)             Vice President and Assistant                  Vice President and Assistant Secretary of the
                               Secretary, since 2003                         Adviser and the Distributor since November
                                                                             2001. Associate, Howard, Rice, Nemorvoski,
                                                                             Canady, Falk & Rabkin (law firm), 1998-2001.

William E. Zitelli, Jr. (34)   Vice President and Assistant                  Vice President and Assistant Secretary of the
                               Secretary, since 2003                         Adviser and the Distributor since August 2000.
                                                                             Vice President, Merrill Lynch & Co. Asset
                                                                             Management Group, 1998-2000.

Sherry Kajdan Vetterlein (40)  Vice President and Assistant                  Vice President and Assistant Secretary of the
                               Secretary, since 2003                         Adviser, the Distributor and certain of their
                                                                             affiliates since 2001. Shareholder/Partner,
                                                                             Buchanan Ingersoll Professional Corporation,
                                                                             1992-2000.

--------------

** The "Fund Complex" consists of registered investment companies that are part of the following investment trusts: SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, and SEI Asset Allocation Trust.

Any Director of the Fund or the Master Fund may be removed from office in accordance with the Partnership Agreement or the Agreement of Limited Partnership of the Master Fund, as applicable, by a majority vote of the other Directors of the relevant fund.

For each Director, the following table discloses the dollar range of equity securities beneficially owned by the Director in the Fund, the Master Fund, and, on an aggregate basis, in any registered investment companies overseen by the Director within the Fund Complex as of December 31, 2002:


                                                                                 AGGREGATE DOLLAR RANGE OF
                                                       DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY         SECURITIES IN THE      FUNDS OVERSEEN BY DIRECTOR
  NAME OF DIRECTOR        SECURITIES IN THE FUND            MASTER FUND              IN FUND COMPLEX
  ----------------        ----------------------       ----------------------   --------------------------
Robert A. Nesher                 $ 0                           $ 0                    Over $100,000
Nina Lesavoy                     $ 0                           $ 0                    $ 0
George J. Sullivan               $ 0                           $ 0                    $ 0


For Independent Directors and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund or the Master Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund of the Master Fund as of December 31, 2002:

                        NAME OF OWNERS
                       AND RELATIONSHIPS                      TITLE OF CLASS         VALUE OF
NAME OF DIRECTOR         TO DIRECTOR           COMPANY          SECURITIES             CLASS          PERCENT OF
----------------       -----------------       -------        --------------         --------         ----------
Nina Lesavoy               None                 N/A                 N/A                 N/A               N/A
George J. Sullivan         None                 N/A                 N/A                 N/A               N/A

Compensation of Directors

Each of the Fund and the Master Fund pays no compensation to any of its officers or to the Directors listed above who are interested persons of the Fund or Master Fund. The Independent Directors will each be paid $10,000 per fiscal year in aggregate for their services to the Fund, the Master Fund, the SEI Absolute Return Fund, L.P., and the SEI Absolute Return Master Fund, L.P., for which the Independent Directors serve as directors, and the Directors are reimbursed by the Fund and the Master Fund for their travel expenses related to Board meetings. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended
March 31, 2004 to the persons who serve, and who are expected to continue serving, as Directors of the Fund during such period:*

                          AGGREGATE COMPENSATION FROM FUND AND              TOTAL COMPENSATION
DIRECTOR                              MASTER FUND**                  FROM FUND, MASTER FUND AND FUND COMPLEX
--------                  ------------------------------------       ---------------------------------------
Robert A. Nesher                      $      0                                    $      0
Nina Lesavoy                          $ 10,000                                    $ 10,000
George J. Sullivan                    $ 10,000                                    $ 143,000

* Because the Fund has not completed a full year since its organization, figures in the table for the Fund are based on estimates for the current fiscal year.

** These amounts represent aggregate compensation for services of each Director to the Fund, the Master Fund, the SEI Absolute Return Fund, L.P., and the SEI Absolute Return Master Fund, L.P., for which such Directors serve as director.

Standing Committees

Audit Committee. Each of the Board and the Master Fund's Board has formed an Audit Committee composed of Nina Lesavoy and George J. Sullivan, each an Independent Director. The duties and functions of the Audit Committees include
(i) oversight of the Fund's and the Master Fund's accounting and financial reporting policies and practices, the Fund's and the Master Fund's internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Fund's or the Master Fund's financial statements and the independent audit thereof, and (iii) acting as liaison between the Fund's or the Master Fund's independent auditors and the full Boards of Directors. It is anticipated that the Fund's Audit Committees will meet at least two times during the Fund's and the Master Fund's current fiscal year.

Nominating and Compensation Committee. Each of the Board and the Master Fund's Board has formed a Nominating and Compensation Committee composed of Nina Lesavoy and George J. Sullivan. The Nominating and Compensation Committees will be responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created, and will periodically review and set compensation payable to the Directors of the Fund and the Master Fund who are not directors, officers, partners or employees of the Adviser or any entity controlling, controlled by or under common control with the Adviser. The Nominating and Compensation Committees do not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Directors. It is anticipated that the Fund's and the Master Fund's Nominating and Compensation Committee will meet at least one time during the Fund's and the Master Fund's current fiscal year.

Approval of the Agreements with the Adviser and Sub-Adviser

In determining to approve the Fund's Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Directors considered information provided by the Adviser and Sub-

Adviser (collectively, for purposes of this section, the "Investment Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Directors evaluated the level of skill required to manage the Fund and concluded that the human resources of the Investment Advisers were appropriate to fulfill effectively each Investment Adviser's duties under their respective agreements. The Directors also considered the business reputation of each Investment Adviser and its financial resources.

In connection with the Subadvisory Agreement, the Directors considered the Sub-Adviser's in-house research capabilities as well as other resources available to its personnel. The Directors concluded that the Sub-Adviser's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Directors considered the scope of the services to be provided by the relevant Investment Adviser to the Fund under each agreement relative to services provided by third parties to other investment funds. The Directors concluded that the scope of each Investment Adviser's services to the Fund was likely to be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related Investor services.

The Directors evaluated each Investment Adviser's record with respect to regulatory compliance. The Directors also evaluated the procedures of each Investment Adviser designed to fulfill each Investment Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Investment Advisers' codes of ethics (regulating the personal trading of its officers and employees) and the record of each Investment Adviser in these matters. The Directors also received information concerning the procedures by which the Sub-Adviser allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

The Directors reviewed the performance record of the Sub-Adviser over various periods, under different market conditions and during different legs of the market cycle. The Directors concluded that the expected scope and quality of each Investment Adviser's services was sufficient to merit approval of each agreement.

In reaching that conclusion, the Directors also gave substantial consideration to the fees payable under each agreement. The Directors reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Directors also considered the fees of the Fund as a percentage of assets at different performance and asset levels and possible economies of scale to each Investment Adviser. For these purposes, the Directors took into account not only the fees to be paid by the Master Fund directly to the Adviser and by the Fund indirectly to the Sub-Adviser, but also so-called "fallout benefits" to each Investment Adviser such as reputational value derived from serving as investment adviser or sub-adviser to the Fund. In evaluating the Fund's proposed management and subadvisory fees, the Directors also took into account the complexity of investment management for the Fund relative to other types of funds. Based on the foregoing, the Directors concluded that the fees to be paid to the Adviser under the Investment Advisory Agreement and to the Sub-Adviser under the Subadvisory Agreement were fair and reasonable, given the scope and quality of the services rendered by each Investment Adviser thereunder.

Codes of Ethics

The Fund, the Master Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund's and the Master Fund's registration statements filed with the SEC and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. These Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

None.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Sub-Adviser

As detailed in the Prospectus, the Adviser is the investment adviser of the Fund and the Master Fund and as such, has responsibility for the management of the Fund's and the Master Fund's affairs, under the supervision of the Board. The Adviser is a wholly owned subsidiary of SEI Investments Company, a financial services company ("SEI Investments"). SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. The Adviser and its affiliates serve as an adviser or administrator to more than nine trusts, including more than 53 investment companies. As of December 31, 2002, the Adviser had approximately $42.7 billion in assets under management.

The investment portfolios of the Fund and the Master Fund are managed on a day-to-day basis by the Sub-Adviser, under the general oversight of the Adviser and the Board of Directors. The Sub-Adviser was founded in March 2000 and is a hedge fund of funds provider positioned to provide asset management and investment services to institutional investors. The Sub-Adviser currently serves as investment manager or sub-adviser to 19 different accounts, including more than 55 funds, with a total of more than $2 billion in assets under management as of March 31, 2003. The Sub-Adviser is a California limited liability company with four members, Jane

Buchan, Judy Posnikoff, Jim Berens and Bill Knight (each, a "Member"), who also serve as Managing Directors of the Sub-Adviser. The four Members own 100% of the Sub-Adviser.

The Adviser will not charge the Fund an advisory fee, but will charge the Master Fund an advisory fee, of which the Fund will indirectly bear a pro rata share. The method of calculating the advisory fees payable by the Master Fund is described in the Prospectus under "Management."

Administrator

SEI Investments Global Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator (each, an "Administration Agreement"). The Administrator is a wholly owned subsidiary of SEI Investments. The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund, as set forth in the Prospectus. The Administrator will furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreements. The Administrator will not be required to pay the compensation of any employee of the Fund or the Master Fund retained by the Boards of the Fund or Master Fund to perform services on behalf of the Fund or the Master Fund. See the section entitled "Management" in the Prospectus.

Investor Servicing Agent

SEI Investments Global Funds Services also serves as the Fund's investor servicing agent (the "Agent") pursuant to a Shareholder Servicing Agreement between the Fund and the Agent. The Agent facilitates the provision by financial advisors and intermediate of ongoing investor and account maintenance services to certain Investors. See the section entitled "Management" in the Prospectus.

Custodian

SEI Private Trust Company (the "Custodian"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the custodian of the Fund's assets and the Master Fund's assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. The Custodian is a wholly owned subsidiary of SEI Investments. See the section entitled "Management" in the Prospectus.

Independent Auditors

The Fund's and the Master Fund's independent auditors are Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103. Ernst & Young LLP conducts an annual audit of the Fund's and the Master Fund's financial statements, assists in the preparation of the Fund's and the Master Fund's federal and state income tax returns and consults with the Fund and the Master Fund as to matters of accounting and federal and state income taxation. Ernest & Young LLP also serves as the Master Fund's independent auditors.

When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Investors upon request to the Fund. Investors may contact the Fund at the address or telephone numbers provided on the cover of this SAI.

Legal Counsel

Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111, serves as counsel to the Fund and the Master Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

See the section entitled "Portfolio Transactions" in the Prospectus.

                                   TAX STATUS

See the section entitled "Tax Considerations" in the Prospectus.

                              FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

                                                                      APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P Corporate Bond Ratings

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P Commercial Paper Ratings

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's Commercial Paper Ratings

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries;

      -     High rates of return on funds employed;

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

        1.      Financial Statements

                In Part A:  Not applicable.

                In Part B:  Independent Auditor's Report;
                            Statement of Assets and Liabilities;
                            Notes to Statement of Assets and Liabilities, each to be filed by amendment

        2.      Exhibits:

                (a)(i) Agreement of Limited Partnership of SEI Opportunity Fund, L.P. (the "Fund"), to be filed by amendment.

                (a)(ii) Certificate of Limited Partnership of the Fund, to be filed by amendment.

                (b)         By-Laws of the Fund, to be filed by amendment.

                (c)         Not applicable.

                (d) See Articles 4 through 6 of the Partnership Agreement (Exhibit 2(a)(i) hereto) and Section 2 of the Fund's By-Laws (Exhibit 2(b) hereto).

                (e)         Not applicable.

                (f)         Not applicable.

                (g)(i) Investment Advisory Agreement between the Fund and SEI Investments Management Corporation (the "Adviser"), to be filed by amendment.

                (g)(ii) Investment Sub-Advisory Agreement between the Adviser and Pacific Alternative Asset Management Company, LLC (the "Sub-Adviser"), to be filed by amendment.

                (h) Distribution Agreement between the Fund and SEI Investments Distribution Co. (the "Distributor"), to be filed by amendment.

                (i)         Not applicable.

                (j) Custodian Services Agreement between the Fund and SEI Private Trust Company, to be filed by amendment.

                (k)(i) Administration Agreement between the Fund and SEI Investments Global Funds Services, to be filed by amendment.

                (k) (ii) Shareholder Servicing Agreement between the Fund and SEI Investments Global Funds Services, to be filed by amendment.

                (k)(iii) Escrow Agreement between the Fund and SEI Private Trust Company, to be filed by amendment.

                (l) Opinion and consent of Ropes & Gray LLP, to be filed by amendment.

                (m)         Not applicable.

                (n)(1) Opinion and consent of Ropes & Gray LLP on tax matters, to be filed by amendment.

                (n)(2) Consent of Independent Auditors, to be filed by amendment.

                (o)         Not applicable.

                (p) Agreement regarding provision of initial capital, to be filed by amendment.

                (q)         Not applicable.

                (r)(i) Code of Ethics of the Fund, to be filed by amendment.

                (r)(ii) Code of Ethics of the Adviser, to be filed by amendment.

                (r)(iii) Code of Ethics of the Sub-Adviser, to be filed by amendment.

                (r)(iv) Code of Ethics of the Distributor, to be filed by amendment.

                (s)         Power of Attorney filed herewith.

Item 25. Marketing Arrangements

         Not applicable.

Item 26. Other Expenses of Issuance and Distribution

Blue Sky Fees and Expenses (including fees of counsel) .................
Transfer Agent Fees.....................................................
Accounting Fees and Expenses............................................
Legal Fees and Expenses.................................................
Printing and Engraving..................................................
Offering Expenses.......................................................
Miscellaneous...........................................................

TOTAL...................................................................

Item 27. Persons Controlled by or Under Common Control with the Fund

         The Master Fund, the SEI Absolute Return Fund, L.P., and the SEI Absolute Return Master Fund, L.P. may be under common control with the Registrant at the time of this filing.

Item 28. Number of Holders of Securities

         At the time of the filing of this Registration Statement, there are no securities of the Fund outstanding.

Item 29. Indemnification

         The Fund's Partnership Agreement (Exhibit 2(a)(i) hereto) provides for indemnification of the Fund's General Partner, Directors and officers. The effect of these provisions is to provide indemnification for each of the Fund's General Partner, Directors and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such General Partner, Director or officer may be involved by reason of being or having been a General Partner, Director or officer, except with respect to any matter as to which such General Partner, Director or officer shall have been finally adjudicated to be liable to the Fund or its investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such General Partner's, Director's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to General Partners, Directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the "SEC"), such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a General Partner Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such General Partner, Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

         (a) The Adviser is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the section entitled "Management." Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Adviser during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-24593).

         (b) The Sub-Adviser is the sub-adviser to the Fund, and its business is also summarized in Part A and Part B of this Registration Statement under the section entitled "Management." Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Sub-Adviser during the last two fiscal years is incorporated by reference to Form ADV filed by the Sub-Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-57416).

Item 31. Location of Accounts and Records

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are: the Fund's investment adviser, SEI Investments Management Corporation; the Fund's sub-adviser, Pacific Alternative Asset Management Company, LLC; the Fund's administrator, SEI Investments Global Fund Services; the Fund's custodian, SEI Private Trust Company; and the Fund's principal underwriter and distributor, SEI Investments Distribution Co. The address of each of the Adviser, the Administrator, the Custodian and the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania, 19456. The address of the Sub-Adviser is 2030 Main Street, Suite 500, Irvine, California 92614.

Item 32. Management Services

         There are no management-related service contracts not discussed in Parts A and B of this Registration Statement.

Item 33. Undertakings

         1.       Not applicable.

         2.       Not applicable.

         3.       Not applicable.

         4.       The Registrant undertakes

              (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                  (1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (3) to include any material information with respect of the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         5.       Not applicable.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, and the Commonwealth of Pennsylvania, on the 29th day of August, 2003.


                                        SEI OPPORTUNITY FUND, L.P.


                                        By: /s/ Timothy D. Barto
                                           -------------------------------------
                                           Name: Timothy D. Barto
                                           Title: Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                                  Date
---------                                -----                                  ----
*                                        President (principal executive         August 29, 2003
----------------------------------       officer)
Kevin P. Robins

*                                        Treasurer (principal financial and     August 29, 2003
----------------------------------       accounting officer)
Michael J. Leahy

*                                        Director                               August 29, 2003
----------------------------------
Nina Lesavoy

*                                        Director                               August 29, 2003
----------------------------------
Robert A. Nesher

*                                        Director                               August 29, 2003
----------------------------------
George Sullivan

*By /s/ Timothy D. Barto
   -------------------------------
Timothy D. Barto
Attorney-In-Fact